UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES Investment Company Act file number: 811-23221

FS Credit Income Fund (Exact name of registrant as specified in charter)

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)		19112 (Zip code)

Michael C. Forman FS Credit Income Fund 201 Rouse Boulevard Philadelphia, Pennsylvania 19112 (Name and address of agent for service)

Registrant’s telephone number, including area code: (215) 495-1150 Date of fiscal year end: October 31 Date of reporting period: April 30, 2025

Item 1.Reports to Shareholders.

(a)The semi-annual report (the “Semi-Annual Report”) of FS Credit Income Fund (the “Fund”) for the six months ended April 30, 2025 transmitted to shareholders pursuant to Rule 30e-1 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), is as follows:

FS Credit Income Fund

Semi-annual report

2025

*Derivatives are not included in this table. Holdings subject to change.

FS Credit Income Fund Portfolio Highlights

The following tables summarize the portfolio composition, industry classification and top 10 holdings of our investment portfolio as of April 30, 2025 (unaudited):

Portfolio composition (by fair value)*
Senior Secured Loans—First Lien	91%
Senior Secured Loans—Second Lien	2%
Senior Secured Bonds	4%
Unsecured Bonds	3%
Common Equity	0%

Top 10 Holdings (by fair value)*
1	Hexion Holdings Corp.	3%
2	CF Exedra Bidco Ltd.	2%
3	Future Pak LLC	2%
4	Digicel Intermediate Holdings Ltd.	2%
5	Mallinckrodt International Finance S.A.	2%
6	LHS Borrower LLC Solutions	2%
7	24 Hour Fitness	2%
8	Level 3 Financing, Inc.	2%
9	Delivery Hero SE	2%
10	Allied Universal Holdco LLC	2%

Industry classification (by fair value)*
Materials	15%
Capital Goods	13%
Consumer Services	11%
Commercial & Professional Services	9%
Consumer Durables & Apparel	7%
Pharmaceuticals, Biotechnology & Life Sciences	5%
Automobiles & Components	5%
Health Care Equipment & Services	5%
Telecommunication Services	4%
Software & Services	4%
Food, Beverage & Tobacco	4%
Transportation	3%
Household & Personal Products	3%
Insurance	3%
Financial Services	3%
Media & Entertainment	2%
Utilities	2%
Banks	1%
Consumer Discretionary Distribution & Retail	1%
Energy	0%
Total	100%

FS Credit Income Fund Officers + Trustees

Officers
Michael C. Forman Chairman, Chief Executive Officer and President Edward T. Gallivan, Jr. Chief Financial Officer and Treasurer	Stephen S. Sypherd General Counsel and Secretary James F. Volk Chief Compliance Officer

Board of Trustees
Michael C. Forman Chairman Chairman and Chief Executive Officer FS Investments Holly E. Flanagan Trustee Managing Director Gabriel Investments Brian R. Ford Trustee Retired Partner Ernst & Young LLP	Daniel J. Hilferty, III Trustee Chairman and Chief Executive Officer Comcast Spectacor Tyson A. Pratcher Trustee Chief Executive Officer Artemis Strategic Capital Partners

Semi-Annual Report for the Six Months Ended April 30, 2025

FS Credit Income Fund Table of Contents

See notes to unaudited consolidated financial statements.
1

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments

As of April 30, 2025 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Senior Secured Loans—First Lien—56.4%
1440 Foods Topco, Inc., S+500, 10/31/31	(d)	Food, Beverage & Tobacco	$7,000	$6,716	$6,679
24 Hour Fitness, S+650, 1.5% Floor, 4/30/30	(d)(e)	Consumer Services	7,213	7,075	7,075
24 Hour Fitness, S+650, 1.5% Floor, 4/30/30	(d)(e)(f)	Consumer Services	787	772	772
Accupac LLC, S+700, 2.0% Floor, 12/31/29	(d)(e)	Pharmaceuticals, Biotechnology & Life Sciences	6,135	6,004	6,035
Accupac LLC, S+700, 2.0% Floor, 12/31/29	(d)(e)(f)	Pharmaceuticals, Biotechnology & Life Sciences	750	750	738
Acrisure LLC, S+300, 11/6/30	(d)	Insurance	6,983	6,953	6,917
Aircraft Performance Group, Inc., S+700, 3.0% Floor, 12/27/29	(d)(e)	Software & Services	6,983	6,866	6,869
Allied Universal Holdco LLC, S+375, 0.5% Floor, 5/12/28	(d)	Consumer Services	6,982	7,019	6,983
Amerit Fleet Solutions, Inc., S+525, 0.8% Floor, 1/27/32	(d)(e)	Commercial & Professional Services	5,695	5,801	5,660
Amerit Fleet Solutions, Inc., S+525, 0.8% Floor, 1/27/32	(d)(e)(f)	Commercial & Professional Services	1,305	1,305	1,305
Amneal Pharmaceuticals LLC, S+550, 5/4/28	(d)	Pharmaceuticals, Biotechnology & Life Sciences	6,576	6,694	6,601
Applied Technical Services LLC, S+525, 0.8% Floor, 4/1/31	(d)(e)	Commercial & Professional Services	6,007	5,974	5,945
Applied Technical Services LLC, S+525, 0.8% Floor, 4/1/31	(d)(e)(f)	Commercial & Professional Services	993	992	985
Aptim Corp., S+750, 5/23/29	(d)	Commercial & Professional Services	7,000	7,067	6,813
Array Midco Corp., S+650, 3.0% Floor, 12/31/29	(d)(e)	Commercial & Professional Services	5,371	5,269	5,170
Array Midco Corp., S+650, 3.0% Floor, 12/31/29	(d)(e)(f)	Commercial & Professional Services	1,615	1,600	1,555
BCPE Grill Parent, Inc., S+475, 0.5% Floor, 9/30/30	(d)	Consumer Services	6,967	6,871	6,462
BCPE North Star US Holdco 2, Inc., S+400, 0.8% Floor, 6/9/28	(d)	Food, Beverage & Tobacco	6,982	6,831	6,803
Brock Holdings III, Inc., S+600, 0.5% Floor, 5/2/30	(d)(g)	Capital Goods	3,990	3,990	3,948
Catawba Nation Gaming Authority, S+475, 3/29/32	(d)	Commercial & Professional Services	3,000	2,985	2,988
CCS Acquisition, Inc., S+550, 1.0% Floor, 12/30/30	(d)(e)(f)	Health Care Equipment & Services	1,500	1,472	1,472
CCS Acquisition, Inc., S+550, 1.0% Floor, 12/30/30	(d)(e)	Health Care Equipment & Services	5,500	5,433	5,397
CF Exedra Bidco Ltd., S+550, 2/28/31	(d)(e)	Consumer Services	£6,200	7,944	8,190
Claros Mortgage Trust, Inc., S+450, 0.5% Floor, 8/9/26	(d)	Financial Services	$6,966	6,831	6,591
CP Atlas Buyer, Inc., S+375, 0.5% Floor, 11/23/27	(d)(g)	Capital Goods	6,976	6,758	6,546
CPM Holdings, Inc., S+450, 0.5% Floor, 9/28/28	(d)(g)	Capital Goods	6,982	6,873	6,776
Delivery Hero SE, S+500, 0.5% Floor, 12/12/29	(d)	Consumer Services	6,980	6,980	6,992
Envalior Finance GMBH, S+550, 0.5% Floor, 3/29/30	(d)	Materials	3,511	3,263	3,163
First Brands Group LLC, S+500, 1.0% Floor, 3/30/27	(d)	Automobiles & Components	6,966	6,735	6,495
Future Pak LLC, S+600, 2.0% Floor, 3/21/30	(d)(e)	Materials	7,920	7,764	7,762

See notes to unaudited consolidated financial statements.
2

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2025 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Gibson Brands, Inc., S+500, 0.8% Floor, 8/11/28	(d)	Consumer Durables & Apparel	$3,990	$3,981	$3,907
Gloves Buyer, Inc., S+400, 0.5% Floor, 1/17/32	(d)(g)	Consumer Durables & Apparel	7,000	6,997	6,724
Great Outdoors Group LLC, S+325, 0.8% Floor, 1/23/32	(d)	Consumer Discretionary Distribution & Retail	3,547	3,529	3,477
Holley, Inc., S+375, 0.8% Floor, 11/17/28	(d)	Automobiles & Components	6,979	6,856	6,596
IXS Holdings, Inc., S+425, 0.8% Floor, 3/5/27	(d)	Materials	6,965	6,808	6,674
Jack Ohio Finance LLC, S+400, 0.5% Floor, 1/28/32	(d)	Consumer Services	1,250	1,247	1,245
KDC/ONE Development Corp., Inc., S+400, 8/15/28	(d)	Household & Personal Products	6,000	6,000	5,991
LaserShip, Inc., S+625, 0.8% Floor, 1/2/29	(d)	Transportation	7,000	7,336	6,825
Level 3 Financing, Inc., S+425, 0.5% Floor, 3/27/32	(d)(g)	Telecommunication Services	7,000	6,956	6,996
LHS Borrower LLC, S+475, 0.5% Floor, 2/16/29	(d)	Capital Goods	8,048	7,638	7,076
LSCS Holdings, Inc., S+450, 3/4/32	(d)	Health Care Equipment & Services	5,250	5,224	5,130
M2S Group Holdings, Inc., S+475, 0.5% Floor, 8/25/31	(d)	Materials	6,836	6,686	6,545
Magnera Corp., S+425, 11/4/31	(d)	Materials	3,990	4,019	3,832
Mallinckrodt International Finance SA, S+950, 4.5% Floor, 11/14/28	(d)(g)	Pharmaceuticals, Biotechnology & Life Sciences	6,878	7,382	7,149
Mannington Mills, Inc., S+475, 3/25/32	(d)	Capital Goods	7,000	6,930	6,913
Monitronics International, Inc., S+750, 3.0% Floor, 6/30/28	(d)	Commercial & Professional Services	1,926	1,935	1,916
Nielsen Consumer, Inc., S+350, 3/6/28	(d)	Software & Services	6,990	7,038	6,981
Olibre Borrower LLC, S+575, 1.0% Floor, 1/3/30	(d)(e)	Consumer Durables & Apparel	6,983	6,853	6,799
One Call Corp., S+550, 0.8% Floor, 4/22/27	(d)	Health Care Equipment & Services	6,982	6,755	6,803
Oregon Tool, Inc., S+535, 0.5% Floor, 10/15/29	(d)	Financial Services	5,000	4,988	5,017
Orthodontic Partners LLC, S+625, 1.0% Floor, 10/12/27	(d)(e)(f)	Health Care Equipment & Services	7,770	7,653	7,653
Pretium Packaging LLC, S+500, 1.0% Floor, 10/2/28	(d)(g)	Materials	1,568	1,513	1,567
Proampac PG Borrower LLC, S+400, 0.8% Floor, 9/15/28	(d)	Materials	6,982	7,024	6,890
Project Granite Buyer, Inc., S+575, 0.8% Floor, 12/31/31	(d)(e)(f)	Insurance	518	513	508
Project Granite Buyer, Inc., S+575, 0.8% Floor, 12/31/30	(d)(e)(f)	Insurance	865	848	849
Project Granite Buyer, Inc., S+575, 0.8% Floor, 12/31/31	(d)(e)	Insurance	5,603	5,495	5,491
Ranpak Corp., S+450, 12/19/31	(d)	Materials	3,041	3,011	3,018
Ranpak Corp., S+450, 12/19/31	(d)	Materials	1,946	1,927	1,932
RealTruck Group, Inc., S+500, 0.8% Floor, 1/31/28	(d)	Automobiles & Components	6,982	6,848	6,668
Revlon Intermediate Holdings IV LLC, S+688, 1.0% Floor, 5/2/28	(d)	Household & Personal Products	7,000	7,000	6,650
S&S Holdings LLC, S+500, 0.5% Floor, 3/11/28	(d)	Consumer Durables & Apparel	6,982	7,003	6,833
Springs Window Fashions LLC, S+450, 1.0% Floor, 12/19/29	(d)	Consumer Durables & Apparel	3,078	3,138	3,081

See notes to unaudited consolidated financial statements.
3

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2025 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Springs Window Fashions LLC, S+450, 1.0% Floor, 12/19/29	(d)(f)	Consumer Durables & Apparel	$3,922	$3,997	$3,925
Stryten Energy Resources LLC, S+550, 1.0% Floor, 12/18/29	(d)(e)	Capital Goods	6,956	6,822	6,756
Titan Purchaser, Inc., S+600, 1.0% Floor, 3/1/30	(d)	Materials	6,833	6,925	6,714
United Site Services, Inc., S+625, 0.5% Floor, 4/30/30	(d)	Commercial & Professional Services	6,000	6,231	5,998
Veritiv Corp., S+400, 11/30/30	(d)	Capital Goods	4,000	4,000	3,974
WH Borrower LLC, S+475, 0.5% Floor, 2/20/32	(d)	Media & Entertainment	7,000	7,002	6,746
Wilsonart LLC, S+425, 8/5/31	(d)(g)	Capital Goods	6,972	6,995	6,762
Wok Holdings, Inc., S+625, 9/1/29	(d)	Consumer Services	4,974	4,780	4,821
Total Senior Secured Loans—First Lien				371,470	365,119
Unfunded Loan Commitments				(19,902)	(19,902)
Net Senior Secured Loans—First Lien				351,568	345,217

Senior Secured Loans—Second Lien—1.7%
Hexion Holdings Corp., S+744, 0.5% Floor, 3/15/30	(d)	Materials	10,297	8,983	9,739
Sterling Entertainment Enterprises LLC, 10.3%, 7.5% PIK (7.5% Max PIK), 4/10/26	(d)(e)	Media & Entertainment	837	837	661
Total Senior Secured Loans—Second Lien				9,820	10,400

Senior Secured Bonds—2.3%
Allegiant Travel Co., 7.3%, 8/15/27	(h)	Transportation	7,000	6,590	6,471
Digicel Intermediate Holdings Ltd., PIK, 12.0%, 5/25/27		Telecommunication Services	7,196	7,081	7,219
Total Senior Secured Bonds				13,671	13,690

Unsecured Bonds—1.8%
Ferrellgas Partners L.P, 5.9%, 4/1/29	(h)	Utilities	7,000	6,458	6,089
First Horizon Corp., 4.0%, 5/26/25		Banks	3,720	3,714	3,716
Solocal Group, 0.0%, 6/14/25	(e)(i)(k)	Media & Entertainment	10,103	—	—
Tidewater, Inc., 10.4%, 7/3/28	(h)	Oil & Gas Services	1,100	1,092	1,141
Total Unsecured Bonds				11,264	10,946

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Cost(b)	Fair Value(c)
Common Equity—0.0%
American Tire Distributors, Inc.	(i)	Consumer Discretionary Distribution & Retail	1,964	36	—
Total Common Equity				36	—
TOTAL INVESTMENTS—62.2%				$386,359	380,253
CASH AND FOREIGN CURRENCY—43.6%					266,727
LIABILITIES IN EXCESS OF OTHER ASSETS—(5.8)%(j)					(35,797)
NET ASSETS—100.0%					$611,183

See notes to unaudited consolidated financial statements.
4

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2025 (in thousands, except share amounts)

Forward Foreign Currency Exchange Contracts

Counterparty	Contract Settlement Date	Currency and Amount to be Received		Currency and Amount to be Delivered		Unrealized Appreciation	Unrealized Depreciation
State Street Bank and Trust Company	6/18/25	USD	4,626	EUR	4,000	$83	$—
State Street Bank and Trust Company	6/18/25	USD	8,700	GBP	6,500	35	—
Total Forward Foreign Currency Exchange Contracts						$118	$—

(a)Security may be an obligation of one or more entities affiliated with the named company.

(b)Denominated in U.S. dollars unless otherwise noted.

(c)Fair value is determined by FS Credit Income Fund’s (the “Fund”) investment adviser, FS Credit Income Advisor, LLC (“FS Credit Income Advisor’”), which has been designated by the Fund’s board of trustees (the “Board”) as its valuation designee. See Notes 2 and 8 for additional information on FS Credit Income Advisor’s policy regarding valuation of investments, fair value hierarchy levels and other significant accounting policies.

(d)Certain variable rate securities in the Fund’s portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of April 30, 2025, the one-month, three-month and six-month Secured Overnight Financing Rate (“SOFR” or “S”) was 4.32%, 4.27% and 4.10%, respectively. SOFR based contracts may include a credit spread adjustment that is charged in addition to the base rate and basis point spread.

(e)Security is classified as Level 3 in the Fund’s fair value hierarchy (See Note 8).

(f)All or a portion of this security is an unfunded commitment. As of April 30, 2025, the Fund had unfunded commitments of $19,902.

(g)Position or portion thereof unsettled as of April 30, 2025.

(h)Exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Such securities may be deemed liquid by FS Credit Income Advisor and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $13,701, which represents approximately 2.2% of net assets as of April 30, 2025.

(i)Security is non-income producing.

(j)Includes the effect of forward foreign currency exchange contracts.

(k)The security has a perpetual maturity; the date displayed is the next call date.

PIK— Payment In Kind

EUR— Euro

GBP— British Pound

USD— U.S. Dollar

$— U.S. Dollar

£— British Pound

FS Credit Income Fund

Unaudited Consolidated Statement of Assets and Liabilities

(in thousands, except share and per share amounts)

See notes to unaudited consolidated financial statements.
5

April 30, 2025
Assets
Investments, at fair value (amortized cost—$386,359)	$380,253
Cash	265,111
Foreign currency (cost—$1,619)	1,616
Receivable for investments sold	32,793
Receivable from Fund shares sold	1,256
Reimbursement due from adviser(1)	499
Interest receivable	2,418
Unrealized appreciation on forward foreign currency exchange contracts	118
Total assets	$684,064

Liabilities
Loan payable(1)	$25,000
Payable for investments purchased	44,382
Dividends payable	2,475
Administrative services expense payable	18
Accounting and administrative fees payable	146
Professional fees payable	231
Trustees’ fees payable	40
Shareholder service fee payable—Class A	1
Shareholder service and distribution fees payable—Class T	1
Distribution fee payable—Class U	78
Shareholder service and distribution fees payable—Class U-2	83
Other accrued expenses and liabilities	426
Total liabilities	$72,881
Net assets	$611,183

Commitments and contingencies ($3,723)(2)

Composition of net assets
Common shares, $0.001 par value, unlimited shares authorized	$51
Capital in excess of par value	637,006
Accumulated earnings (deficit)	(25,874)
Net assets	$611,183

(1)See Note 9 for a discussion of the Fund’s financing arrangement.

See notes to unaudited consolidated financial statements.
6

FS Credit Income Fund

Unaudited Consolidated Statement of Assets and Liabilities (continued)

(in thousands, except share and per share amounts)

April 30, 2025
Class A Shares
Net Assets	$4,753
Shares Outstanding	394,754
Net Asset Value Per Share (net assets ÷ shares outstanding)	$12.04
Maximum Offering Price Per Share ($12.04 ÷ 94.25% of net asset value per share)	$12.77

Class I Shares
Net Assets	$341,308
Shares Outstanding	28,251,114
Net Asset Value Per Share (net assets ÷ shares outstanding)	$12.08

Class T Shares
Net Assets	$2,905
Shares Outstanding	240,750
Net Asset Value Per Share (net assets ÷ shares outstanding)	$12.07
Maximum Offering Price Per Share ($12.07 ÷ 96.50% of net asset value per share)	$12.51

Class U Shares
Net Assets	$127,241
Shares Outstanding	10,587,267
Net Asset Value Per Share (net assets ÷ shares outstanding)	$12.02

Class U-2 Shares
Net Assets	$134,976
Shares Outstanding	11,130,779
Net Asset Value Per Share (net assets ÷ shares outstanding)	$12.13
Maximum Offering Price Per Share ($12.13 ÷ 97.50% of net asset value per share(3)	$12.44

(1)See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(2)See Note 11 for a discussion of the Fund’s commitments and contingencies.

(3)For purchases made prior to March 1, 2024, a contingent deferred sales charge (“CDSC”) of 1.50% may be assessed on Class U-2 Shares purchased without a sales charge if they are repurchased before the first day of the month of the one-year anniversary of the purchase. For purchases made on or after March 1, 2024, a CDSC of 1.00% may be assessed on Class U-2 Shares purchased without a sales charge if they are repurchased before the first day of the month of the 18-month anniversary of the purchase

See notes to unaudited consolidated financial statements.
7

FS Credit Income Fund

Unaudited Consolidated Statement of Operations

(in thousands)

Six Months Ended April 30, 2025
Investment income
Interest income	$23,780
Fee income	871
Dividend income	369
Total investment income	25,020
Operating expenses
Management fees	4,131
Administrative services expenses	268
Accounting and administrative fees	307
Professional fees	320
Trustees’ fees	80
Shareholder service fee—Class A	6
Shareholder service and distribution fees—Class T	7
Distribution fee—Class U	522
Shareholder service and distribution fees—Class U-2	517
Other general and administrative expenses	745
Total operating expenses	6,903
Less: Expense reimbursement(1)	(982)
Less: Management fee waiver(1)	(2,985)
Net operating expenses	2,936
Net investment income	22,084
Realized and unrealized gain/loss
Net realized gain (loss) on investments	(4,202)
Net realized gain (loss) on forward foreign currency exchange contracts	(648)
Net realized gain (loss) on swap contracts	(1,619)
Net realized gain (loss) on investments sold short	2
Net realized gain (loss) on foreign currency	518
Net change in unrealized appreciation (depreciation) on investments	(13,836)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	208
Net change in unrealized appreciation (depreciation) on swap contracts	1,959
Net change in unrealized appreciation (depreciation) on investments sold short	12
Net change in unrealized gain (loss) on foreign currency	404
Total net realized gain (loss) and unrealized appreciation (depreciation)	(17,202)
Net increase (decrease) in net assets resulting from operations	$4,882

(1)See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates and a discussion of the waiver of management fees by the Fund’s investment adviser, to which it was otherwise entitled.

See notes to unaudited consolidated financial statements.
8

FS Credit Income Fund

Consolidated Statements of Changes in Net Assets

(in thousands)

	Six Months Ended April 30, 2025 (Unaudited)	Year Ended October 31, 2024
Operations
Net investment income	$22,084	$52,677
Net realized gain (loss) on investments, forward foreign currency exchange contracts, swap contracts, investments sold short, and foreign currency	(5,949)	25,342
Net change in unrealized appreciation (depreciation) on investments	(13,836)	37,008
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	208	(688)
Net change in unrealized appreciation (depreciation) on swap contracts	1,959	(3,905)
Net change in unrealized appreciation (depreciation) on investments sold short	12	(10)
Net change in unrealized gain (loss) on foreign currency	404	(29)
Net increase (decrease) in net assets resulting from operations	4,882	110,395
Shareholder distributions(1)
Distributions from net investment income
Class A	(196)	(494)
Class I	(14,708)	(36,270)
Class T	(115)	(230)
Class U	(5,318)	(12,415)
Class U-2	(5,244)	(9,012)
	(25,581)	(58,421)
Return of capital
Class A	(32)	—
Class I	(2,380)	—
Class T	(19)	—
Class U	(860)	—
Class U-2	(849)	—
	(4,140)	—
Net decrease in net assets resulting from shareholder distributions	(29,721)	(58,421)
Capital share transactions(2)
Net increase (decrease) in net assets resulting from capital share transactions	(176,936)	145,258
Total increase (decrease) in net assets	(201,775)	197,232
Net assets at beginning of period	812,958	615,726
Net assets at end of period	$611,183	$812,958

(1)See Note 5 for a discussion of the distributions declared by the Fund.

(2)See Note 3 for a discussion of the Fund’s common share transactions.

See notes to unaudited consolidated financial statements.
9

FS Credit Income Fund

Unaudited Consolidated Statement of Cash Flows

(in thousands)

Six Months Ended April 30, 2025
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$4,882
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(390,148)
Proceeds from sales and repayments of investments	513,803
Purchases to cover investments sold short	(812)
Net realized (gain) loss on investments	4,202
Net realized (gain) loss on investments sold short	(2)
Net change in unrealized (appreciation) depreciation on investments	13,836
Net change in unrealized (appreciation) depreciation on forward foreign currency exchange contracts	(208)
Net change in unrealized (appreciation) depreciation on swap contracts	(1,959)
Net change in unrealized (appreciation) depreciation on investments sold short	(12)
Accretion of discount	(1,293)
(Increase) decrease in deposits held at broker	4,094
(Increase) decrease in receivable for investments sold	231,554
(Increase) decrease in funds shares sold	51
(Increase) decrease in reimbursement due from adviser(1)	(298)
(Increase) decrease in dividends receivable	167
(Increase) decrease in interest receivable	5,573
(Increase) decrease in receivable for variation margin on interest rate swap agreements	10
(Increase) decrease in payment due from broker	247
(Increase) decrease in prepaid expenses and other assets	89
Increase (decrease) in repurchase agreement payable	(53,458)
Increase (decrease) in collateral due to broker	(339)
Increase (decrease) in payable for investments purchased	17,039
Increase (decrease) in payments due to broker	(5)
Increase (decrease) in management fees payable(1)	(4,012)
Increase (decrease) in administrative services expenses payable	18
Increase (decrease) in accounting and administrative fees payable	(2)
Increase (decrease) in interest expense payable	(350)
Increase (decrease) in professional fees payable	130
Increase (decrease) in interest payable for investments sold short	(45)
Increase (decrease) in trustees’ fees payable	5
Increase (decrease) in distribution fee payable—Class U	(31)
Increase (decrease) in shareholder service and distribution fees payable—Class U-2	(10)
Increase (decrease) in other accrued expenses and liabilities	55
Net cash provided by (used in) operating activities	342,771
Cash flows from financing activities
Issuance of common shares	63,859
Repurchases of common shares	(254,995)
Shareholder distributions paid, net of dividends payable	(16,195)
Borrowings under loan facility(2)	25,000
Borrowings under temporary financing arrangement(3)	(101,662)
Net cash provided by (used in) financing activities	(283,993)
Total increase (decrease) in cash	58,778
Cash, restricted cash and foreign currency at beginning of period	207,949
Cash and foreign currency at end of period	$266,727
Supplemental disclosure
Reinvestment of shareholder distributions	$14,200

(1)See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates and a discussion of the waiver of management fees by the Fund’s investment adviser, to which it was otherwise entitled.

(2) See Note 9 for a discussion of the Fund’s financing arrangement.

(3)See Note 2 for discussion of the Fund’s temporary financing arrangement.

See notes to unaudited consolidated financial statements.
10

FS Credit Income Fund

Consolidated Financial Highlights—Class A Shares

(in thousands, except share and per share amounts)

	Six Months Ended April 30, 2025 (Unaudited)		Year Ended October 31,
			2024	2023	2022	2021	2020
Per Share Data:(1)
Net asset value, beginning of period	$12.50		$11.57	$11.43	$13.46	$12.26	$12.71
Results of operations
Net investment income(2)	0.43		0.88	0.82	0.56	0.52	0.61
Net realized gain (loss) and unrealized appreciation (depreciation)	(0.32)		1.03	0.23	(1.87)	1.40	(0.34)
Net increase (decrease) in net assets resulting from operations	0.11		1.91	1.05	(1.31)	1.92	0.27
Shareholder Distributions:(3)
Distributions from net investment income	(0.49)		(0.98)	(0.91)	(0.72)	(0.72)	(0.72)
Return of capital	(0.08)		—	—	—	—	—
Net decrease in net assets resulting from shareholder distributions	(0.57)		(0.98)	(0.91)	(0.72)	(0.72)	(0.72)
Net asset value, end of period	$12.04		$12.50	$11.57	$11.43	$13.46	$12.26
Shares outstanding, end of period	394,754		415,393	527,447	835,216	728,645	748,523
Total return(4)	0.92	%(8)	16.93%	9.39%	(9.92)%	15.82%	2.48%

Ratio/Supplemental Data:
Net assets, end of period	$4,753		$5,193	$6,105	$9,543	$9,811	$9,175
Ratio of net investment income to average net assets(5)(6)	7.11%		7.17%	6.96%	4.46%	3.92%	4.98%
Ratio of total expenses to average net assets(5)	2.03%		3.76%	3.70%	2.91%	3.00%	3.22%
Ratio of expense reimbursement/waiver to average net assets(5)	(1.31)%		(0.16)%	(0.22)%	(0.16)%	(0.29)%	(0.35)%
Ratio of net expenses to average net assets(5)	0.72%		3.60%	3.48%	2.75%	2.71%	2.87%
Portfolio turnover rate	97	%(8)	91%	156%	121%	113%	166%
Total amount of senior securities outstanding exclusive of treasury securities	$25,000		$—	$66,459	$98,632	$53,218	$65,987
Asset coverage, per $1,000 of credit facility borrowings(7)	$25,447		$—	$10,265	$5,797	$9,409	$4,859
Asset coverage ratio per unit(7)	25.45		—	10.26	5.80	9.41	4.86

(1)Per share data may be rounded in order to compute the ending net asset value per share.

(2)The per share data was derived by using the average number of common shares outstanding during the applicable period.

(3)The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class A common share during the applicable period.

(4)The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period on a per class basis and do not represent an actual return to shareholders.

(5)Average daily net assets is used for this calculation. Data for periods of less than one year is annualized.

(6)If the adviser had not waived or reimbursed certain expenses, the ratio of net investment income to average net assets would have been 5.80%, 7.01%, 6.74%, 4.30%, 3.63% and 4.63% for the six months ended April 30, 2025, and for the years ended October 31, 2024, 2023, 2022, 2021 and 2020, respectively. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates, and a discussion of the waiver of management fees by the Fund’s investment adviser, to which it was otherwise entitled.

(7)Represents the value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

(8)Information presented is not annualized.

See notes to unaudited consolidated financial statements.
11

FS Credit Income Fund

Consolidated Financial Highlights—Class I Shares

(in thousands, except share and per share amounts)

	Six Months Ended April 30, 2025 (Unaudited)		Year Ended October 31,
			2024		2023	2022		2021	2020
Per Share Data:(1)
Net asset value, beginning of period	$12.54		$11.61		$11.47	$13.50		$12.29	$12.74
Results of operations
Net investment income(2)	0.44		0.92		0.86	0.59		0.56	0.64
Net realized gain (loss) and unrealized appreciation (depreciation)	(0.31)		1.02		0.22	(1.87)		1.40	(0.34)
Net increase (decrease) in net assets resulting from operations	0.13		1.94		1.08	(1.28)		1.96	0.30
Shareholder Distributions:(3)
Distributions from net investment income	(0.51)		(1.01)		(0.94)	(0.75)		(0.75)	(0.75)
Return of capital	(0.08)		—		—	—		—	—
Net decrease in net assets resulting from shareholder distributions	(0.59)		(1.01)		(0.94)	(0.75)		(0.75)	(0.75)
Net asset value, end of period	$12.08		$12.54		$11.61	$11.47		$13.50	$12.29
Shares outstanding, end of period	28,251,114		38,697,214		32,866,752	25,234,440		20,176,345	16,079,816
Total return(4)	1.03	%(8)	17.15%		9.64%	(9.67)%		16.16%	2.76%

Ratio/Supplemental Data:
Net assets, end of period	$341,308		$485,360		$381,603	$289,321		$272,424	$197,633
Ratio of net investment income to average net assets(5)(6)	7.10%		7.41%		7.30%	4.74%		4.16%	5.27%
Ratio of total expenses to average net assets(5)	1.82%		3.51%		3.49%	2.68%		2.74%	2.97%
Ratio of expense reimbursement/waiver to average net assets(5)	(1.19	) %	(0.16	) %	(0.22)%	(0.16	) %	(0.29)%	(0.35)%
Ratio of net expenses to average net assets(5)	0.63%		3.35%		3.27%	2.52%		2.45%	2.62%
Portfolio turnover rate	97	%(8)	91%		156%	121%		113%	166%
Total amount of senior securities outstanding exclusive of treasury securities	$25,000		$—		$66,459	$98,632		$53,218	$65,987
Asset coverage, per $1,000 of credit facility borrowings(7)	$25,447		$—		$10,265	$5,797		$9,409	$4,859
Asset coverage ratio per unit(7)	25.45		—		10.26	5.80		9.41	4.86

(1)Per share data may be rounded in order to compute the ending net asset value per share.

(2)The per share data was derived by using the average number of common shares outstanding during the applicable period.

(3)The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class I common share during the applicable period.

(4)The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period on a per class basis and do not represent an actual return to shareholders.

(5)Average daily net assets is used for this calculation. Data for periods of less than one year is annualized.

(6)If the adviser had not waived or reimbursed certain expenses, the ratio of net investment income to average net assets would have been 5.91%, 7.25%, 7.08%, 4.58%, 3.87% and 4.92% for the six months ended April 30, 2025, and for the years ended October 31, 2024, 2023, 2022, 2021 and 2020, respectively. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates, and a discussion of the waiver of management fees by the Fund’s investment adviser, to which it was otherwise entitled.

(7)Represents the value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

(8)Information presented is not annualized.

See notes to unaudited consolidated financial statements.
12

FS Credit Income Fund

Consolidated Financial Highlights—Class T Shares

(in thousands, except share and per share amounts)

	Six Months Ended April 30, 2025 (Unaudited)		Year Ended October 31,
			2024	2023	2022	2021	2020
Per Share Data:(1)
Net asset value, beginning of period	$12.53		$11.60	$11.46	$13.49	$12.28	$12.74
Results of operations
Net investment income(2)	0.42		0.86	0.80	0.53	0.49	0.58
Net realized gain (loss) and unrealized appreciation (depreciation)	(0.32)		1.02	0.23	(1.87)	1.40	(0.35)
Net increase (decrease) in net assets resulting from operations	0.10		1.88	1.03	(1.34)	1.89	0.23
Shareholder Distributions:(3)
Distributions from net investment income	(0.48)		(0.95)	(0.89)	(0.69)	(0.68)	(0.69)
Return of capital	(0.08)		—	—	—	—	—
Net decrease in net assets resulting from shareholder distributions	(0.56)		(0.95)	(0.89)	(0.69)	(0.68)	(0.69)
Net asset value, end of period	$12.07		$12.53	$11.60	$11.46	$13.49	$12.28
Shares outstanding, end of period	240,750		240,596	260,095	250,038	226,670	154,266
Total return(4)	0.80	%(8)	16.61%	9.12%	(10.13)%	15.59%	2.19%

Ratio/Supplemental Data:
Net assets, end of period	$2,905		$3,015	$3,017	$2,865	$3,059	$1,895
Ratio of net investment income to average net assets(5)(6)	6.89%		6.95%	6.76%	4.21%	3.63%	4.80%
Ratio of total expenses to average net assets(5)	2.27%		4.00%	3.99%	3.18%	3.24%	3.48%
Ratio of expense reimbursement/waiver to average net assets(5)	(1.32)%		(0.16)%	(0.22)%	(0.16)%	(0.29)%	(0.35%)
Ratio of net expenses to average net assets(5)	0.95%		3.84%	3.77%	3.02%	2.95%	3.13%
Portfolio turnover rate	97	%(8)	91%	156%	121%	113%	166%
Total amount of senior securities outstanding exclusive of treasury securities	$25,000		$—	$66,459	$98,632	$53,218	$65,987
Asset coverage, per $1,000 of credit facility borrowings(7)	$25,447		$—	$10,265	$5,797	$9,409	$4,859
Asset coverage ratio per unit(7)	25.45		—	10.26	5.80	9.41	4.86

(1)Per share data may be rounded in order to compute the ending net asset value per share.

(2)The per share data was derived by using the average number of common shares outstanding during the applicable period.

(3)The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class T common share during the applicable period.

(4)The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period on a per class basis and do not represent an actual return to shareholders.

(5)Average daily net assets is used for this calculation. Data for periods of less than one year is annualized.

(6)If the adviser had not waived or reimbursed certain expenses, the ratio of net investment income to average net assets would have been 5.57%, 6.79%, 6.54%, 4.05%, 3.34% and 4.45% for the six months ended April 30, 2025, and for the years ended October 31, 2024, 2023, 2022, 2021 and 2020, respectively. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates, and a discussion of the waiver of management fees by the Fund’s investment adviser, to which it was otherwise entitled.

(7)Represents the value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

(8)Information presented is not annualized.

See notes to unaudited consolidated financial statements.
13

FS Credit Income Fund

Consolidated Financial Highlights—Class U Shares

(in thousands, except share and per share amounts)

	Six Months Ended April 30, 2025 (Unaudited)		Year Ended October 31,
			2024	2023	2022	2021	2020
Per Share Data:(1)
Net asset value, beginning of period	$12.48		$11.56	$11.41	$13.44	$12.24	$12.73
Results of operations
Net investment income(2)	0.39		0.82	0.77	0.49	0.45	0.57
Net realized gain (loss) and unrealized appreciation (depreciation)	(0.31)		1.02	0.23	(1.86)	1.40	(0.36)
Net increase (decrease) in net assets resulting from operations	0.08		1.84	1.00	(1.37)	1.85	0.21
Shareholder Distributions:(3)
Distributions from net investment income	(0.46)		(0.92)	(0.85)	(0.66)	(0.65)	(0.70)
Return of capital	(0.08)		—	—	—	—	—
Net decrease in net assets resulting from shareholder distributions	(0.54)		(0.92)	(0.85)	(0.66)	(0.65)	(0.70)
Net asset value, end of period	$12.02		$12.48	$11.56	$11.41	$13.44	$12.24
Shares outstanding, end of period	10,587,267		13,821,671	13,030,328	12,436,322	10,320,524	3,754,756
Total return(4)	0.67	%(8)	16.37%	8.89%	(10.40)%	15.31%	2.03%
Ratio/Supplemental Data:
Net assets, end of period	$127,241		$172,513	$150,611	$141,863	$138,704	$45,958
Ratio of net investment income to average net assets(5)(6)	6.46%		6.67%	6.51%	3.97%	3.35%	4.75%
Ratio of total expenses to average net assets(5)	2.56%		4.26%	4.24%	3.43%	3.48%	3.73%
Ratio of expense reimbursement/waiver to average net assets(5)	(1.25)%		(0.16)%	(0.22)%	(0.16)%	(0.29)%	(0.34)%
Ratio of net expenses to average net assets(5)	1.31%		4.10%	4.02%	3.27%	3.19%	3.39%
Portfolio turnover rate	97	%(8)	91%	156%	121%	113%	166%
Total amount of senior securities outstanding exclusive of treasury securities	$25,000		$—	$66,459	$98,632	$53,218	$65,987
Asset coverage, per $1,000 of credit facility borrowings(7)	$25,447		$—	$10,265	$5,797	$9,409	$4,859
Asset coverage ratio per unit(7)	25.45		—	10.26	5.80	9.41	4.86

(1)Per share data may be rounded in order to compute the ending net asset value per share.

(2)The per share data was derived by using the average number of common shares outstanding during the period.

(3)The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class U common share during the applicable period.

(4)The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the period on a per class basis and does not represent an actual return to shareholders.

(5)Average daily net assets is used for this calculation. Data for periods of less than one year is annualized.

(6)If the adviser had not waived or reimbursed certain expenses, the ratio of net investment income to average net assets would have been 5.21%, 6.51%, 6.29%, 3.81%, 3.06% and 4.41% for the six months ended April 30, 2025, and for the years ended October 31, 2024, 2023, 2022, 2021 and 2020, respectively. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates, and a discussion of the waiver of management fees by the Fund’s investment adviser, to which it was otherwise entitled.

(7)Represents the value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

(8)Information presented is not annualized.

See notes to unaudited consolidated financial statements.
14

FS Credit Income Fund

Consolidated Financial Highlights—Class U-2 Shares

(in thousands, except share and per share amounts)

	Six Months Ended April 30, 2025 (Unaudited)		Year Ended October 31,			Period from December 18, 2020 (Commencement of Operations) through October 31, 2021

			2024	2023	2022
Per Share Data:(1)
Net asset value, beginning of period	$12.59		$11.65	$11.50	$13.52	$13.24
Results of operations
Net investment income(2)	0.41		0.84	0.81	0.58	0.39
Net realized gain (loss) and unrealized appreciation (depreciation)	(0.33)		1.03	0.23	(1.87)	1.54
Net increase (decrease) in net assets resulting from operations	0.08		1.87	1.04	(1.29)	0.93
Shareholder Distributions:(3)
Distributions from net investment income	(0.46)		(0.93)	(0.89)	(0.73)	(0.65)
Return of capital	(0.08)		—	—	—	—
Net decrease in net assets resulting from shareholder distributions	(0.54)		(0.93)	(0.89)	(0.73)	(0.65)
Net asset value, end of period	$12.13		$12.59	$11.65	$11.50	$13.52
Shares outstanding, end of period	11,130,779		11,667,396	6,384,781	2,568,950	1,739,492
Total return(4)	0.66	%(8)	16.44%	9.21%	(9.70)%	7.16	%(8)
Ratio/Supplemental Data:
Net assets, end of period	$134,976		$146,877	$74,390	$29,535	$23,528
Ratio of net investment income to average net assets(5)(6)	6.61%		6.73%	6.85%	4.67%	3.33%
Ratio of total expenses to average net assets(5)	2.55%		4.18%	3.89%	2.77%	3.41%
Ratio of expense reimbursement/waiver to average net assets(5)	(1.31)%		(0.16)%	(0.22)%	(0.16)%	(0.29)%
Ratio of net expenses to average net assets(5)	1.24%		4.02%	3.67%	2.61%	3.12%
Portfolio turnover rate	97	%(8)	91%	156%	121%	113	%(8)
Total amount of senior securities outstanding exclusive of treasury securities	$25,000		$—	$66,459	$98,632	$53,218
Asset coverage, per $1,000 of credit facility borrowings(7)	$25,447		$—	$10,265	$5,797	$9,409
Asset coverage ratio per unit(7)	25.45		—	10.26	5.80	9.41

(1)Per share data may be rounded in order to compute the ending net asset value per share.

(2)The per share data was derived by using the average number of common shares outstanding during the period.

(3)The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class U-2 common share during the applicable period.

(4)The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the period on a per class basis and does not represent an actual return to shareholders.

(5)Average daily net assets is used for this calculation. Data for periods of less than one year is annualized.

(6)If the adviser had not waived or reimbursed certain expenses, the ratio of net investment income to average net assets would have been 5.21%, 6.57%, 6.62%, 4.51% and 3.04% for the six months ended April 30, 2025, and for the years ended October 31, 2024, 2023, 2022 and for the period from December 18, 2020 (Commencement of Operations) through October 31, 2021, respectively. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates, and a discussion of the waiver of management fees by the Fund’s investment adviser, to which it was otherwise entitled.

(7)Represents the value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

(8)Information presented is not annualized.

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements

(in thousands, except share and per share amounts)

15

Note 1. Principal Business and Organization

FS Credit Income Fund (the “Fund”) was formed as a Delaware statutory trust under the Delaware Statutory Trust Act on October 27, 2016 and commenced investment operations on November 1, 2017. Prior to commencing investment operations, the Fund had no operations except for matters relating to its organization and registration as a closed-end management investment company.

The Fund is a continuously offered, diversified, closed-end management investment company that operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act. The Fund offers seven classes of shares of beneficial interest — Class A Shares, Class I Shares, Class L Shares, Class M Shares, Class T Shares, Class U Shares and Class U-2 Shares (each defined below), which are substantially the same except that each class of shares has different sales charges and expenses. Shares are offered at a public offering price equal to the then-current net asset value per share of the applicable class, plus, in the case of Class A Shares, Class L Shares, Class T Shares and Class U-2 Shares, the applicable Sales Load. “Sales Load” includes selling commissions of up to 5.75% for Class A Shares, up to 3.50% for Class L Shares and Class T Shares and up to 2.50% for Class U-2 Shares. For purchases made prior to March 1, 2024, a contingent deferred sales charge (“CDSC”) of 1.50% may be assessed on Class U-2 Shares purchased without a sales charge if they are repurchased before the first day of the month of the one-year anniversary of the purchase. For purchases made on or after March 1, 2024, a CDSC of 1.00% may be assessed on Class U-2 Shares purchased without a sales charge if they are repurchased before the first day of the month of the 18-month anniversary of the purchase. The Fund has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company (“RIC”), as defined under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”).

During the six months ended April 30, 2025, the Fund had a wholly-owned subsidiary through which it held an interest in a portfolio company. The unaudited consolidated financial statements include both the Fund’s accounts and the accounts of the wholly-owned subsidiary it consolidated as of April 30, 2025 in accordance with U.S. generally accepted accounting principles (“GAAP”). All intercompany transactions have been eliminated in consolidation. The Fund’s unaudited consolidated subsidiary is subject to U.S. federal and state income taxes.

The Fund’s investment objective is to provide attractive total returns, including current income and capital appreciation. Under normal investment conditions, the Fund will invest at least 80% of its assets (including borrowings for investment purposes) in debt obligations. The securities acquired by the Fund may include all types of debt and equity obligations and may have varying terms with respect to collateralization, seniority or subordination, purchase price, convertibility, interest payments and maturity. There is no geographical or currency limitation on securities acquired by the Fund. The Fund may purchase debt and equity securities of non-U.S. governments and corporate entities domiciled outside of the U.S., including emerging market issuers.

The investment adviser to the Fund, FS Credit Income Advisor, LLC (“FS Credit Income Advisor”), oversees the management of the Fund’s activities. Prior to December 1, 2024, FS Credit Income Advisor engaged GoldenTree Asset Management Credit Advisor LLC (the “GoldenTree Sub-Advisor”), a wholly owned subsidiary of GoldenTree Asset Management LP (“GoldenTree”), to act as the Fund’s investment sub-adviser and make investment decisions for the Fund’s portfolio, subject to the oversight of FS Credit Income Advisor. On September 30, 2024, the Fund and FS Credit Income Advisor received notice from the GoldenTree Sub-Advisor that it was resigning in its capacity as investment sub-adviser to the Fund and terminating the Investment Sub-Advisory Agreement, effective as of the close of business on November 30, 2024 (the “Termination Date”). On December 1, 2024, FS Credit Income Advisor became the sole investment adviser to the Fund and is now responsible for making all investment decisions for the Fund’s portfolio.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation: The accompanying unaudited consolidated financial statements of the Fund have been prepared in accordance with GAAP. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. For a more complete discussion of significant accounting policies and certain other information, the Fund’s unaudited consolidated financial statements should be read in conjunction with its audited consolidated financial statements as of and for the year ended October 31, 2024 included in the Fund’s certified shareholder report on Form N-CSR. Operating results for the six months ended April 30, 2025 are not necessarily indicative of the results that may be expected for the year ending October 31, 2025. As provided under Accounting Standards Codification Topic 946, or ASC Topic 946, Financial Services — Investment Companies, the Fund will generally not consolidate its investment in a company other than a substantially or wholly-owned investment company or controlled operating company whose business consists of providing services to the Fund. Accordingly, the Fund consolidated the accounts of the Fund’s wholly-owned subsidiary in its unaudited consolidated financial statements. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies under ASC Topic 946. The Fund has evaluated the impact of subsequent events through the date the unaudited consolidated financial statements were issued.

16

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Use of Estimates: The preparation of the Fund’s unaudited consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the unaudited consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded and all amounts are in thousands, except share and per share amounts.

Cash and Cash Equivalents: The Fund considers all highly liquid investments with original maturities of three months or less to be cash equivalents. The Fund may invest its cash in an institutional money market fund, which is stated at fair value. The Fund’s uninvested cash is maintained with a high credit quality financial institution.

The Fund’s financial institutions may provide temporary financing to the Fund in the event of a bank overdraft. Bank overdrafts are included as temporary financing on the Fund’s consolidated statement of assets and liabilities. As of April 30, 2025, the Fund did not have any temporary financing liabilities.

Valuation of Portfolio Investments: The Fund determines the net asset value (“NAV”) of its common shares on each day that the New York Stock Exchange (“NYSE”) is open for business as of the close of the regular trading session. Each Class A share of beneficial interest (“Class A Share”), Class L share of beneficial interest (“Class L Share”), Class T share of beneficial interest (“Class T Share”) and Class U-2 share of beneficial interest (“Class U-2 Share”) is offered at NAV plus the applicable sales load, while each Class I share of beneficial interest (“Class I Share”), Class M share of beneficial interest (“Class M Share”) and Class U share of beneficial interest (“Class U Share”) is offered at NAV. The Fund calculates NAV per share on a class-specific basis. The NAV of a class of shares depends on the number of shares of the applicable class outstanding at the time the NAV is determined. As such, the NAV of each class of shares may vary if the Fund sells different amounts of shares per class, among other things. The Fund calculates NAV by subtracting liabilities (including accrued expenses and distributions) from the total assets of the Fund (the value of securities, plus cash or other assets, including interest and distributions accrued but not yet received) and dividing the result by the total number of outstanding common shares. The Fund’s assets and liabilities are valued in accordance with the principles set forth below.

The Fund’s board of trustees (the “Board”) is responsible for overseeing the valuation of the Fund’s portfolio investments at fair value as determined in good faith pursuant to FS Credit Income Advisor’s valuation policy. As permitted by Rule 2a-5 of the 1940 Act, the Board has designated FS Credit Income Advisor as valuation designee with day-to-day responsibility for implementing the Fund’s portfolio valuation process as set forth in FS Credit Income Advisor’s valuation policy. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, FS Credit Income Advisor has adopted methods for determining the fair value of such securities and other assets, pursuant to its responsibility for applying such fair valuation methods that has been designated to it by the Board. In connection with the valuation process, the Board receives valuation reports from FS Credit Income Advisor as valuation designee on a quarterly basis.

Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures (“ASC Topic 820”) defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets for identical securities; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

The Fund expects that its portfolio will primarily consist of securities listed or traded on a recognized securities exchange or automated quotation system (“Exchange-Traded Security”) or securities traded on a privately negotiated OTC secondary market for institutional investors for which indicative dealer quotes are available (“OTC Security”). The Fund also may invest in certain illiquid securities issued by private companies and/or thinly traded public companies. These investments are generally subject to restrictions on resale and ordinarily have not established a trading market.

For purposes of calculating NAV, the Fund uses the following valuation methods:

• The market value of each Exchange-Traded Security is the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded.

• If no sale is reported for an Exchange-Traded Security on the valuation date or if a security is an OTC Security, the Fund values such investments using quotations obtained from an approved independent third-party pricing service, which provides prevailing bid and ask prices that are screened for validity by the service from dealers on the valuation date. If a quoted price obtained from such service is deemed by FS Credit Income Advisor to be unreliable (and therefore, not readily available), FS Credit Income Advisor may recommend that the investment be fair valued by some other means, including, but not limited to, a valuation provided by an approved independent third-party valuation firm or by FS Credit Income Advisor’s fair value committee. For investments for which an

17

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

approved independent third-party pricing service is unable to obtain quoted prices, the Fund may obtain bid and ask prices directly from dealers who make a market in such investments. In all such cases, investments are valued at the mid-point of the prevailing bid and ask prices obtained from such sources unless there is a compelling reason to use some other value within the bid-ask range and the justification is documented and retained by FS Credit Income Advisor.

•To the extent that the Fund holds investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, the Fund will value such investments at fair value as determined in good faith by FS Credit Income Advisor, under the oversight of the Board, in accordance with FS Credit Income Advisor’s valuation policy and pursuant to authority delegated by the Board. In making such determination, it is expected that FS Credit Income Advisor may rely upon valuations obtained from an approved independent third-party valuation firm. With respect to these investments for which market quotations are not readily available, the Fund will undertake a multi-step fair valuation process each quarter, as described below:

•Monthly, FS Credit Income Advisor will determine and document valuations for each investment, which valuations may be obtained from an approved independent third-party valuation service, if applicable;

•The quarterly fair valuation process will begin with FS Credit Income Advisor facilitating the delivery of updated quarterly financial and other information relating to each investment to the independent third-party valuation service;

•The independent third-party valuation service then reviews and analyzes the information, along with relevant market and economic data, and determines proposed valuations for each investment according to the valuation methodologies in FS Credit Income Advisor’s valuation policy and communicates the information to FS Credit Income Advisor in the form of a valuation range;

•FS Credit Income Advisor then reviews the preliminary valuation information for each portfolio company or investment and provides feedback about the accuracy, completeness and timeliness of the valuation-related inputs considered by the independent third-party valuation service and any suggested revisions thereto prior to the independent third-party valuation service finalizing its valuation range;

•FS Credit Income Advisor then provides the Audit Committee of the Board with valuation-related information for each investment along with any applicable supporting materials and other information that is relevant to the fair valuation process as required by the Board reporting requirement of Rule 2a-5 and FS Credit Income Advisor’s valuation policy;

•The Audit Committee of the Board meets with FS Credit Income Advisor to receive the relevant quarterly reporting and to discuss any questions from the Audit Committee in connection with the Audit Committee of the Board’s role in overseeing the fair valuation process; and preliminary valuations will then be presented to and discussed with the Audit Committee of the Board;

•Following the completion of fair value oversight activities, the Audit Committee of the Board, with assistance from FS Credit Income Advisor, provides the Board with a report regarding the quarterly valuation process.

Determination of fair value involves subjective judgments and estimates. Accordingly, these notes to the Fund’s unaudited consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Fund’s unaudited consolidated financial statements. In making its determination of fair value, FS Credit Income Advisor may use any approved independent third-party pricing or valuation services. However, FS Credit Income Advisor shall not be required to determine fair value in accordance with the valuation provided by any single source, and may use any relevant data, including information sourced by FS Credit Income Advisor, or provided by any approved independent third-party valuation or pricing service, that FS Credit Income Advisor deems to be reliable in determining fair value under the circumstances.

Below is a description of factors that FS Credit Income Advisor, any approved independent third-party valuation service and the Audit Committee of the Board may consider when determining the fair value of the Fund’s investments.

The valuation methods utilized for each portfolio company may vary depending on industry and company-specific considerations. Typically, the first step is to make an assessment as to the enterprise value of the portfolio company’s business in order to establish whether the portfolio company’s enterprise value is greater than the amount of its debt as of the valuation date. This analysis helps to determine a risk profile for the applicable portfolio company and its related investments, and the appropriate valuation methodology to utilize as part of the security valuation analysis. The enterprise valuation may be determined using a market or income approach.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing yields for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, these factors may be incorporated into valuation models to arrive at fair value.

18

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the borrower in relation to the face amount of its outstanding debt and the quality of the collateral securing its debt investments.

For convertible debt securities, fair value will generally approximate the fair value of the debt plus the fair value of an option to purchase the underlying security (i.e., the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

The Fund’s equity interests in companies for which there is no liquid public market are valued at fair value. Generally, the value of the Fund’s equity interests in public companies for which market quotations are readily available will be based upon the most recent closing public market price.

When the Fund receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. Such warrants or other equity securities will subsequently be valued at fair value.

Forward foreign currency exchange contracts typically will be valued at their quoted daily prices obtained from an independent third party. Futures contracts traded on exchanges typically will be valued daily at their last sale price. Swaps (other than centrally cleared) typically will be valued at their prices obtained from an independent third party and are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by brokers/dealers. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty. Swaps that cannot be valued from an independent third party may be valued using prices supplied by the counterparty but will be considered Level 3 investments and thus subject to the multi-step fair valuation process, as described previously. The aggregate settlement values and notional amounts of the forward foreign currency exchange contracts, futures contracts and swaps will not be recorded in the unaudited consolidated statement of assets and liabilities. Fluctuations in the value of the forward foreign currency exchange contracts, futures contracts and swaps will be recorded in the unaudited consolidated statement of assets and liabilities as an asset (liability) and in the unaudited consolidated statement of operations as unrealized appreciation (depreciation) until the contracts are closed, when they will be recorded as net realized gain (loss). Reverse repurchase agreements are valued at cost, which approximates fair value.

Revenue Recognition: Security transactions are accounted for on their trade date. The Fund records interest income on an accrual basis to the extent that it expects to collect such amounts. The Fund records dividend income and distributions on the ex-date. The Fund does not accrue as a receivable interest on loans or dividends on securities if it has reason to doubt its ability to collect such income. The Fund’s policy is to place investments on non-accrual status when there is reasonable doubt the interest income will be collected. The Fund considers many factors relevant to an investment when placing it on or removing it from non-accrual status, including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. If there is reasonable doubt that the Fund will receive any previously accrued interest, then the previously recognized interest income will be written-off. Payments received on non-accrual investments may be recognized as income or applied to principal depending upon the collectability of the remaining principal and interest. Non-accrual investments may be restored to accrual status when principal and interest become current and are likely to remain current based on the Fund’s judgment. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on relative net assets.

Loan origination fees, original issue discount, market discount and market premium are capitalized and such amounts are amortized or accreted as interest income, using the effective interest method, over the respective term of the loan or security, except market premium on callable bonds, which are amortized to the call date. Upon the prepayment of a loan or security, any unamortized loan origination fees, original issue discount and market discount are recorded as interest income. The Fund records prepayment premiums on loans and securities as fee income when it receives such amounts.

Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency: Gains or losses on the sale of investments are calculated by using the specific identification method. The Fund measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses, when gains or losses are realized. Net change in unrealized gains or losses on foreign currency reflects the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.

19

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Organization and Offering Costs: Organization costs include, among other things, the cost of formation as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Fund’s organization. Offering costs primarily include third-party expenses incurred in marketing the Fund’s common shares. FS Investments has agreed to assume all of the Fund’s organization and offering costs and will not seek reimbursement of such costs.

Income Taxes: The Fund has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. To maintain the Fund’s qualification as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally the Fund’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. As a RIC, the Fund will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its shareholders. The Fund intends to make distributions in an amount sufficient to maintain its RIC status each year and to avoid any U.S. federal income taxes on income so distributed. The Fund will also be subject to non-deductible U.S. federal excise taxes if it does not distribute at least 98% of net ordinary income, 98.2% of capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no U.S. federal income taxes.

Uncertainty in Income Taxes: The Fund evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the Fund’s unaudited consolidated financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense on its unaudited consolidated statement of operations. During the six months ended April 30, 2025, the Fund did not incur any interest or penalties.

The Fund has analyzed the tax positions taken on U.S. federal and state income tax returns for all open tax years, and has concluded that no provision for income tax for uncertain tax positions is required in the Fund’s unaudited consolidated financial statements. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not yet expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated and in some cases, are used to obtain exposure to a particular market. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Interest Rate Futures Contracts: The Fund entered into interest rate futures contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, changes in interest rates (interest rate risk). An interest rate futures contract is an agreement between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Interest rate futures contracts, when used by the Fund, help to manage the overall exposure to rising interest rates.

Cross-currency Swaps: The Fund entered into cross-currency swaps to gain or mitigate exposure on foreign currency exchange rate risk. Cross-currency swaps are contracts in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. Cross-currency swaps, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated. Cross-currency swaps involve an agreement to exchange notional amounts at a later date at either the same exchange rate, a specified rate or the then-current spot rate.

Interest Rate Swaps: The Fund entered into interest rate swaps to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. An interest rate swap contract is an exchange of interest rates between counterparties. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund enters into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal.

Total Return Swaps: The Fund entered into total return swaps to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market with another market. Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the

20

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Credit Default Swaps: The Fund entered into credit default swaps to manage credit risk, gain exposure to a credit in which it may otherwise invest or to enhance its returns. When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a specified credit event with respect to the issuer of the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no specified credit event occurs, the Fund would have paid the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement.

Reverse Repurchase Agreements: The Fund utilized reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements are agreements with qualified third-party broker dealers in which the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. The Fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, the Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. Reverse repurchase agreements are valued at cost, which approximates fair value.

Distributions: Distributions to the Fund’s shareholders are recorded as of the record date. Subject to the discretion of the Board and applicable legal restrictions, the Fund authorizes and declares ordinary cash distributions daily and pays on a monthly basis. Subject to the Board’s discretion and applicable legal restrictions, the Fund from time to time may also pay special interim distributions in the form of cash or shares. At least annually, the Fund intends to authorize and declare special cash distributions of net long-term capital gains, if any. Prior to July 2023, the Fund authorized, paid and declared ordinary cash distributions on a quarterly basis.

Recent Accounting Pronouncements: In November 2023, the Financial Accounting Standards Board issued ASU 2023-07, “Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, (ASU 2023-07), which enhances the disclosures required for reportable segments on an annual and interim basis. ASU 2023-07 is effective on a retrospective basis for annual periods beginning after December 15, 2023, for interim periods within fiscal years beginning after December 15, 2024, and early adoption is permitted. The Fund has adopted ASU 2023-07 effective November 1, 2024, and concluded that the application of this guidance did not have any material impact on its unaudited consolidated financial statements.

The Fund operates through a single operating and reporting segment with an investment objective to generate current income and, to a lesser extent, long-term capital appreciation. The chief operating decision maker, or CODM, is the Fund’s chief executive officer. The CODM assesses the performance and makes operating decisions of the Fund on a consolidated basis primarily based on the Fund’s change in net assets resulting from operations. In addition to numerous other factors and metrics, the CODM utilizes net investment income as a key metric in determining the amount of dividends to be distributed to the Fund’s common shareholders. As the Fund’s operations are comprised of a single reporting segment, the segment assets are reflected on the accompanying unaudited consolidated statement of assets and liabilities as “total assets” and the significant segment expenses are listed on the accompanying unaudited consolidated statement of operations.

Note 3. Share Transactions

Below is a summary of transactions with respect to the Fund’s common shares during the six months ended April 30, 2025 and the year ended October 31, 2024:

	For the Six Months Ended April 30, 2025 (Unaudited)		For the Year Ended October 31, 2024
Class A Shares	Shares	Amount	Shares	Amount
Gross Proceeds from Offering	18,119	$232	35,881	$462
Reinvestment of Distributions	10,411	128	23,552	290
Total Gross Proceeds	28,530	360	59,433	752
Commissions and Dealer Manager Fees	—	(10)	—	(19)
Net Proceeds to the Fund	28,530	350	59,433	733
Share Repurchase Program	(27,430)	(338)	(171,487)	(2,124)
Transfers In	(21,739)	(269)	—	—
Net Proceeds from Class A Share Transactions	(20,639)	$(257)	(112,054)	$(1,391)

21

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

	For the Six Months Ended April 30, 2025 (Unaudited)		For the Year Ended October 31, 2024
Class I Shares	Shares	Amount	Shares	Amount
Gross Proceeds from Offering	5,122,864	$62,863	12,249,028	$150,898
Reinvestment of Distributions	439,816	5,410	830,684	10,281
Total Gross Proceeds	5,562,680	68,273	13,079,712	161,179
Share Repurchase Program	(16,051,096)	(198,882)	(7,278,055)	(89,442)
Transfers In	52,489	648	28,805	346
Transfers Out	(10,173)	(126)	—	—
Net Proceeds from Class I Share Transactions	(10,446,100)	$(130,087)	5,830,462	$72,083

Class T Shares	Shares	Amount	Shares	Amount
Gross Proceeds from Offering	—	$—	8,833	$113
Reinvestment of Distributions	7,421	91	12,860	159
Total Gross Proceeds	7,421	91	21,693	272
Commissions and Dealer Manager Fees	—	—	—	(3)
Net Proceeds to the Fund	7,421	91	21,693	269
Share Repurchase Program	(7,267)	(90)	(39,856)	(493)
Transfers Out	—	—	(1,336)	(16)
Net Proceeds from Class T Share Transactions	154	$1	(19,499)	$(240)

Class U Shares	Shares	Amount	Shares	Amount
Gross Proceeds from Offering	—	$—	1,421,912	$17,322
Reinvestment of Distributions	337,300	4,131	744,161	9,165
Total Gross Proceeds	337,300	4,257	2,166,073	26,487
Share Repurchase Program	(3,550,946)	(43,782)	(1,351,535)	(16,552)
Transfers In	10,231	126	4,391	54
Transfers Out	(30,989)	(379)	(27,586)	(330)
Net Proceeds from Class U Share Transactions	(3,234,404)	$(39,904)	791,343	$9,659

Class U-2 Shares	Shares	Amount	Shares	Amount
Gross Proceeds from Offering	—	$—	5,139,001	$64,179
Reinvestment of Distributions	359,713	4,440	516,527	6,429
Total Gross Proceeds	359,713	4,440	5,655,528	70,608
Commissions and Dealer Manager Fees	—	—	—	(888)
Net Proceeds to the Fund	359,713	4,440	5,655,528	69,720
Share Repurchase Program(1)	(896,330)	(11,129)	(368,558)	(4,519)
Transfers Out	—	—	(4,355)	(54)
Net Proceeds from Class U-2 Share Transactions	(536,617)	$(6,689)	5,282,615	$65,147
Net Proceeds to the Fund	(14,237,606)	$(176,936)	11,772,867	$145,258

(1)For purchases made prior to March 1, 2024, a CDSC of 1.50% may be assessed on Class U-2 Shares purchased without a sales charge if they are repurchased before the first day of the month of the one-year anniversary of the purchase. For purchases made on or after March 1, 2024, a CDSC of 1.00% may be assessed on class U-2 Shares purchased without a sales charge if they are repurchased before the first day of the month of the 18 month anniversary of the purchase.

22

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

Share Repurchase Program

The Fund operates as an interval fund under Rule 23c-3 of the 1940 Act and, as such, provides a limited degree of liquidity to shareholders. As an interval fund, the Fund has adopted a fundamental policy to offer to repurchase at regular intervals a specified percentage of its outstanding shares at the NAV of the applicable class.

Once each quarter, the Fund will offer to repurchase at NAV no less than 5% and no more than 25% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (“Repurchase Request Deadline”). Shares will be repurchased at the respective NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day.

The Board, or a committee thereof, in its sole discretion, will determine the number of shares for each share class that the Fund will offer to repurchase (“Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an individual retirement account or other qualified retirement plan. On October 17, 2024, the Board approved an increase of the November 2024 quarterly repurchase offer from 5% to up to 25% of the Fund’s outstanding shares. The repurchase offer period began on November 19, 2024, and ended on December 11, 2024. On February 18, 2025, the Board approved an increase of the February 2025 quarterly repurchase offer from 5% to up to 8% of the Fund’s outstanding shares. The repurchase offer period began on February 18, 2025, and ended on March 12, 2025.

The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a RIC under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the U.S. Securities and Exchange Commission (“SEC”) may by order permit for the protection of shareholders of the Fund.

During the six months ended April 30, 2025, the Fund engaged in repurchase offers as follows:

Repurchase Request Deadline	Repurchase Offer Amount (as a percentage of outstanding shares)	Number of Shares Repurchased (all classes)	Percentage of Outstanding Shares Tendered (all classes)
December 11, 2024	25%(1)	17,701,235	27.91%
March 12, 2025	8%	2,831,834	5.56%
Total		20,533,069

(1) The fund repurchased the additional 2.91% of outstanding shares tendered pursuant to Rule 23c-3(b)(5) of the 1940 Act.

Distribution Plan

The Fund, with respect to its Class L, Class M, Class T, Class U and Class U-2 Shares, is authorized under a distribution plan to pay to the Fund’s distributor a distribution fee for certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. These activities include marketing and other activities to support the distribution of the Class L, Class M, Class T, Class U and Class U-2 Shares. The plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although

23

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have asset-based distribution fees. Under the distribution plan, the Fund pays a distribution fee at an annual rate of 0.25% of average daily net assets for Class L, Class M and Class T Shares, 0.50% of average daily net assets for Class U-2 Shares and 0.75% of average daily net assets for Class U Shares attributable to the respective share classes for remittance to financial intermediaries, as compensation for distribution and/or maintenance of shareholder accounts performed by such financial intermediaries for beneficial shareholders of the Fund. For the six months ended April 30, 2025, Class T, Class U and Class U-2 Shares incurred distribution fees of $3, $522 and $345, respectively.

Shareholder Service Expenses

The Fund has adopted a shareholder services plan with respect to its Class A, Class L, Class T and Class U-2 Shares under which the Fund may compensate financial industry professionals or firms for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Such services may include (i) electronic processing of client orders, (ii) electronic fund transfers between clients and the Fund, (iii) account reconciliations with the Fund’s transfer agent, (iv) facilitation of electronic delivery to clients of Fund documentation, (v) monitoring client accounts for back-up withholding and any other special tax reporting obligations, (vi) maintenance of books and records with respect to the foregoing, (vii) responding to customer inquiries of a general nature regarding the Fund; (viii) responding to customer inquiries and requests regarding Statements of Additional Information, shareholder reports, notices, proxies and proxy statements, and other Fund documents; (ix) assisting customers in changing account options, account designations and account addresses, and (x) such other information and liaison services as the Fund or FS Credit Income Advisor may reasonably request. Under the shareholder services plan, the Fund, with respect to Class A, Class L, Class T and Class U-2 Shares, may incur expenses on an annual basis up to 0.25% of its average daily net assets attributable to Class A, Class L, Class T and Class U-2 Shares, respectively. For the six months ended April 30, 2025, Class A, Class T and Class U-2 Shares incurred shareholder service fees of $6, $4 and $172, respectively.

Note 4. Related Party Transactions

Compensation of the Investment Adviser, Sub-Adviser and their Affiliates

Pursuant to the investment advisory agreement (as amended, “Investment Advisory Agreement”), dated as of September 18, 2017, by and between the Fund and FS Credit Income Advisor, FS Credit Income Advisor is entitled to a management fee in consideration of the advisory services provided by FS Credit Income Advisor to the Fund. FS Credit Income Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is an affiliate of the Fund.

Pursuant to the investment sub-advisory agreement (“Sub-Advisory Agreement”), dated as of September 18, 2017, by and among the Fund, FS Credit Income Advisor and the GoldenTree Sub-Advisor, the GoldenTree Sub-Advisor was entitled to receive a sub-advisory fee (payable out of the management fee) equal to 0.775% (on an annualized basis) of the Fund’s average daily gross assets up to and including the Termination Date. The Sub-Advisory Agreement terminated on the Termination Date.

The management fee is calculated and payable quarterly in arrears at the annual rate of 1.60% of the Fund’s average daily gross assets during such period. Prior to April 6, 2018, the management fee was 1.75% of the Fund’s average daily gross assets. All or any part of the management fee not taken as to any quarter will be deferred without interest and may be taken in any such other quarter as FS Credit Income Advisor may determine. Effective December 1, 2024, the management fee rate that the Fund pays to FS Credit Income Advisor under the Investment Advisory Agreement will be permanently reduced to 1.00% of the Fund’s average daily gross assets. In addition, FS Credit Income Advisor has contractually agreed for the period from December 1, 2024 through December 31, 2025, to waive the management fee to which it is entitled under the Investment Advisory Agreement so that the fee received equals 0.00% of the average daily gross assets.

Pursuant to the amended and restated administration agreement (“Administration Agreement”), dated as of April 6, 2018, by and between the Fund and FS Credit Income Advisor, the Fund reimburses FS Credit Income Advisor and, prior to the Termination Date, reimbursed the GoldenTree Sub-Advisor, as applicable, for their respective actual costs incurred in providing administrative services to the Fund, including the allocable portion of the compensation and related expenses of certain personnel of FS Investments and the GoldenTree Sub-Advisor providing administrative services to the Fund on behalf of FS Credit Income Advisor, subject to the limitations set forth in the Administration Agreement and the Expense Limitation Agreement (as defined below). Such services include general ledger accounting, fund accounting, legal services, investor relations and other administrative services. FS Credit Income Advisor also performs, or oversees the performance of, the Fund’s corporate operations and required administrative services, which includes being responsible for the financial records that the Fund is required to maintain and preparing reports to the Fund’s shareholders and reports filed with the SEC. In addition, FS Credit Income Advisor assists the Fund in calculating its NAV, overseeing the preparation and filing of its tax returns and the printing and dissemination of reports to the Fund’s shareholders, and generally overseeing the

24

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others. FS Credit Income Advisor is required to allocate the cost of such services to the Fund based on factors such as assets, revenues, time allocations and/or other methods. Effective December 1, 2024, the Fund no longer has an obligation to reimburse the GoldenTree Sub-Advisor for actual costs incurred in providing administrative services to the Fund, including the allocable portion of the compensation and related expenses of certain personnel of GoldenTree Sub-Advisor providing administrative services to the Fund.

The Board reviews the methodology employed in determining how the expenses are allocated to the Fund and the proposed allocation of the administrative expenses among the Fund and certain affiliates of FS Credit Income Advisor. The Board then assesses the reasonableness of such reimbursements for expenses allocated to the Fund based on the breadth, depth and quality of such services as compared to the estimated cost to the Fund of obtaining similar services from third-party service providers known to be available. In addition, the Board considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Board, among other things, compares the total amount paid to FS Credit Income Advisor for such services as a percentage of the Fund’s net assets to the same ratios reported by other comparable investment companies. The Fund will not reimburse FS Credit Income Advisor for any services for which it receives a separate fee or for any administrative expenses allocated to a controlling person of FS Credit Income Advisor.

Reimbursements of administrative expenses to FS Credit Income Advisor are subject to the terms of the Administration Agreement and the applicable expense limitation, and the GoldenTree Sub-Advisor had agreed, pursuant to the Sub-Advisory Agreement, to defer amounts owed to it for certain administrative services during periods in which FS Credit Income Advisor waived expenses or made payments pursuant to the Expense Limitation Agreement. Reimbursement of administrative expenses is ultimately subject to the limitations contained in the Administration Agreement and the Expense Limitation Agreement and FS Credit Income Advisor and the GoldenTree Sub-Advisor had agreed to share such reimbursements pro rata, with priority being given to the then-oldest unreimbursed expenses.

Pursuant to the Administration Agreement, FS Credit Income Advisor will be reimbursed for the administrative services performed by it on behalf of the Fund; provided, however, that (1) such costs are reasonably allocated by FS Credit Income Advisor to the Fund on the basis of assets, revenues, time allocations and/or other method; (2) such reimbursement shall be subject to any expense limitation of the Fund in effect at the time at which such reimbursement is otherwise payable; and (3) FS Credit Income Advisor shall not be entitled to reimbursement for any expenses relating to the salaries and direct expenses of administrative personnel paid by FS Credit Income Advisor (and the Fund shall have no obligation to pay any such expenses) to the extent that certain third-party expenses incurred by the Fund, whether directly or indirectly by FS Credit Income Advisor or GoldenTree, in connection with administering the Fund’s business exceed 0.25% of the average net assets attributable to each class of shares.

FS Investments funded the Fund’s offering costs in the amount of $1,681 for the period from October 27, 2016 (Inception) through April 6, 2018. Effective April 6, 2018, FS Investments agreed to assume all of the Fund’s prior and future offering costs and will not seek reimbursement of such costs.

The following table describes the fees and expenses accrued under the Investment Advisory Agreement and the Administration Agreement during the six months ended April 30, 2025:

Related Party	Source Agreement	Description	Amount
FS Credit Income Advisor	Investment Advisory Agreement	Management Fee(1)	$1,146
FS Credit Income Advisor	Administration Agreement	Administrative Services Expenses(2)	$268

(1)FS Credit Income Advisor has contractually agreed for the period from December 1, 2024 through December 31, 2025, to waive the management fee to which it is entitled under the Investment Advisory Agreement so that the fee received equals 0.00% of the Fund’s average daily gross assets. The management fee amount shown in the table above is net of the management fee waiver of $2,985. As of April 30, 2025, there were no management fees payable to FS Credit Income Advisor.

(2)During the six months ended April 30, 2025, all of the accrued administrative services expenses related to third-party expenses.

Capital Contributions by FS Investments and GoldenTree

In June 2017, pursuant to a private placement, Michael C. Forman, a principal of FS Credit Income Advisor, contributed $100 to purchase approximately 8,000 Class I common shares at $12.50 per share.

25

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

In November 2017, FS Investments, GoldenTree and their affiliates collectively purchased $19,900 of Class I Shares, in June 2018, FS Investments purchased $17,283 of Class I Shares, in September 2019, an affiliate of FS Investments purchased $20 of Class U Shares and in December 2020, an affiliate of FS Investments purchased $20 of Class U-2 Shares. As of April 30, 2025, the Board and individuals and entities affiliated with FS Credit Income Advisor held 659,159 Class I Shares, 1,531 Class U Shares and 1,511 Class U-2 Shares valued at approximately $7,963, $18 and $18, respectively, based on the respective NAV per share on such date. FS Investments, and its respective employees, partners, officers and affiliates may own a significant or meaningful percentage of the Fund’s outstanding shares for the foreseeable future. This ownership will fluctuate as other investors subscribe for shares in the Fund’s continuous public offering, and as the Fund repurchases shares pursuant to its quarterly repurchase offers. Depending on the size of this ownership at any given point in time, it is expected that these affiliates will, for the foreseeable future, either control the Fund or be in a position to exercise a significant or meaningful influence on the outcome of any matter put to a vote of shareholders.

Expense Limitation Agreement

Pursuant to an amended and restated expense limitation agreement, dated April 6, 2018 (the “Expense Limitation Agreement”), FS Credit Income Advisor has agreed to pay or waive, on a quarterly basis, the “ordinary operating expenses” (as defined below) of the Fund to the extent that such expenses exceed 0.25% per annum of the Fund’s average daily net assets attributable to the applicable class of Shares (the “Expense Limitation”). The Expense Limitation may be adjusted for other classes of shares to account for class-specific expenses. In consideration of FS Credit Income Advisor’s agreement to limit the Fund’s expenses, the Fund has agreed to repay FS Credit Income Advisor in the amount of any Fund expenses paid or waived, subject to the limitations that: (1) the reimbursement for expenses will be made only if payable not more than three years following the time such payment or waiver was made; and (2) the reimbursement may not be made if it would cause the Fund’s then-current expense limitation, if any, and the expense limitation that was in effect at the time when FS Credit Income Advisor waived or reimbursed the ordinary operating expenses that are the subject of the repayment, to be exceeded. The Expense Limitation Agreement will continue indefinitely until terminated by the Board on written notice to FS Credit Income Advisor. The Expense Limitation Agreement may not be terminated by FS Credit Income Advisor. For the purposes of the Expense Limitation Agreement, “ordinary operating expenses” for a class of shares consist of all ordinary expenses of the Fund attributable to such class, including administration fees, transfer agent fees, fees paid to the Fund’s trustees, legal expenses relating to the Fund’s registration statements (and any amendments or supplements thereto) and other filings with the SEC (whether incurred by counsel to the Fund, FS Credit Income Advisor or the GoldenTree Sub-Advisor), administrative services expenses, and related costs associated with legal, regulatory compliance and investor relations, but excluding the following: (a) investment advisory fees, (b) portfolio transaction and other investment-related costs (including brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses and dividend expenses related to short sales); (c) interest expense and other financing costs, (d) taxes, (e) distribution or shareholder servicing fees and (f) extraordinary expenses.

The specific amount of expenses waivable and/or payable by FS Credit Income Advisor pursuant to the Expense Limitation Agreement, if any, is determined at the end of each fiscal quarter. The conditional obligation of the Fund to reimburse FS Credit Income Advisor pursuant to the terms of the Expense Limitation Agreement shall survive the termination of such agreement for any reason.

During the six months ended April 30, 2025, the Fund accrued $982 of expense reimbursements from the adviser that FS Investments has agreed to pay, all of which pertained to the Expense Limitation Agreement. Such amount may be subject to conditional reimbursement as described above.

The following table reflects the amounts paid or waived by FS Credit Income Advisor under the expense limitation agreement and the expiration date for future possible reimbursements by the Fund:

For the Six Months Ended	Amount	Expiration Date
October 31, 2022	$417	October 31, 2025
April 30, 2023	597	April 30, 2026
October 31, 2023	565	October 31, 2026
April 30, 2024	803	April 30, 2027
October 31, 2024	359	October 31, 2027
April 30, 2025	982	April 30, 2028
	$3,723

26

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

Exemptive Relief

The Fund previously operated under exemptive relief granted by the SEC that permitted the Fund to participate in certain negotiated co-investments alongside other funds managed by FS Credit Income Advisor or certain of its affiliates, subject to certain conditions, including that the price, terms and conditions of the co-investment will be identical for each fund participating pursuant to the exemptive relief (the “Co-Investment Order”).

On February 20, 2025, the Fund, alongside other funds managed by FS Credit Income Advisor or certain of its affiliates, filed an application for a new exemptive relief order that would similarly permit co-investments with certain affiliates of the Fund but would simplify certain of the conditions under and provide more flexibility than the Co-Investment Order (the “New Co-Investment Order”). The New Co-Investment Order was granted by the SEC, effective April 29, 2025, and supersedes the Co-Investment Order.

Franklin Square Holdings, L.P. Facility

On March 31, 2025, the Fund, as borrower, entered into a loan agreement with Franklin Square Holdings, L.P., or FS Investments, an affiliate of FS Credit Income Advisor, as lender ( the “FSH Facility”), which provides for, among other things, (i) a maximum committed revolving line of credit in an aggregate principal amount up to $25,000; and (ii) a final maturity date of November 30, 2025, which may be extended upon mutual consent. Borrowings under the FSH Facility are not subject to a borrowing base test and do not bear interest. As of April 30, 2025, FS Credit Income Advisor has determined that the carrying amount outstanding under the FSH Facility approximates its fair value.

Under the FSH Facility, the Fund has made certain representations and warranties and must comply with certain covenants and other requirements customary for facilities of this type. The FSH Facility contains events of default customary for similar financing transactions.

Note 5. Distributions

During the six months ended April 30, 2025, the Fund declared gross distributions in the amount of $0.59 (as adjusted for the applicable share class expenses) per share in the total amount of $29,721. As of April 30, 2025, $2,475 of dividends were payable to shareholders. On May 5, 2025 and May 28, 2025, the Board declared regular monthly cash distributions for May and June 2025, respectively, in the amount of $0.1005 and $0.1013, respectively, (as adjusted for the applicable share class expenses) per share. The timing and amount of any future distributions to shareholders are subject to applicable legal restrictions and the sole discretion of the Board.

Shareholders automatically participate in the distribution reinvestment plan (“DRP”), unless and until an election is made to withdraw from the DRP on behalf of such participating shareholder. Under the DRP, the Fund’s cash distributions to shareholders are reinvested in full and fractional shares of the same class of shares of the Fund. To the extent that shareholders reinvest their cash distributions, the Fund will use the proceeds to purchase additional common shares of the Fund. As such, a portion of the cash distributions paid by the Fund may be reinvested in additional common shares of the Fund.

The determination of the tax attributes of the Fund’s distributions is made annually as of the end of the Fund’s fiscal year based upon the Fund’s taxable income for the full year and distributions paid for the full year. Therefore, a determination made on an interim basis may not be representative of the actual tax attributes of the Fund’s distributions for a full year. The actual tax characteristics of distributions to shareholders are reported to shareholders annually on Form 1099-DIV.

The aggregate cost of the Fund’s investments for U.S. federal income tax purposes totaled $386,612 as of April 30, 2025. The difference between the Fund’s GAAP basis cost and tax basis cost is primarily due to partnership investment activity. Aggregate net unrealized appreciation (depreciation) on investments on a tax basis was $(6,359), which was comprised of gross unrealized appreciation of $1,528 and gross unrealized depreciation of $7,887, as of April 30, 2025.

As of April 30, 2025, the Fund had short-term and long-term capital loss carryforwards available to offset future realized capital gains of $4,196 and $15,216, respectively. Net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term.

Note 6. Financial Instruments

The Fund trades in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, futures contracts, swap contracts and written options, among others, and involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

27

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

The Fund is subject to foreign currency exchange rate risk, interest rate risk and credit risk in the normal course of pursuing its investment objectives. The Fund enters into cross-currency swap contracts and forward foreign currency exchange contracts to gain or reduce exposure to foreign currencies, interest rate futures and/or swap contracts to gain or reduce exposure to fluctuations in interest rates and total return swap and credit default swap contracts to manage its credit risk, to gain exposure to a credit in which it may otherwise invest or to enhance its returns.

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. These contracts help to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated and in some cases, are used to obtain exposure to a particular market.

Each forward foreign currency exchange contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the unaudited consolidated statement of assets and liabilities. When a contract is closed, a realized gain or loss is recorded in the unaudited consolidated statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts contains the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and the risk that counterparties are unable to fulfill their obligations under the contracts. The Fund mitigates its counterparty risk by entering into forward foreign currency exchange contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance.

Cross-currency swaps are contracts in which cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps involve an agreement to exchange notional amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. Periodic payments are made between the parties based on benchmark rates plus a spread, if applicable, in the two currencies.

Each cross-currency swap is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the unaudited consolidated statement of assets and liabilities. When a swap is closed, a realized gain or loss is recorded in the unaudited consolidated statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of cross-currency swaps contains the risk that the value of a cross-currency swap changes unfavorably due to movements in the value of the referenced foreign currencies, as well as the risk that the counterparty to the swap will default on its contractual delivery obligations.

An interest rate futures contract is an agreement between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. The Fund invests in interest rate futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge interest rate risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund takes long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk.

Upon entering into an interest rate futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Cash deposited as initial margin receivable is shown as collateral held at broker in the unaudited consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as receivable (or payable) for variation margin on open futures in the unaudited consolidated statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the unaudited consolidated statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Risks of entering into interest rate futures contracts include interest rate risk and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

An interest rate swap contract is an exchange of interest rates between counterparties. An interest rate swap generally involves one party making payments based on a fixed interest rate in return for payments from a counterparty based on a variable or floating interest rate. The Fund may enter into either side of such a swap contract. Interest rate swaps are used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates.

28

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

Each interest rate swap is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the unaudited consolidated statement of assets and liabilities. When a swap is closed, a realized gain or loss is recorded in the unaudited consolidated statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of interest rate swaps contains the risk that the value of an interest rate swap changes unfavorably due to movements in interest rates, as well as the risk that the counterparty to the swap will default on its contractual delivery obligations. Counterparty risk is mitigated for cleared swaps by trading these instruments through a central counterparty.

Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market with another market. Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Each total return swap is marked semi-monthly or more frequently and the change in market value is recorded as unrealized appreciation (depreciation) in the unaudited consolidated statement of assets and liabilities. When a swap is closed, a realized gain or loss is recorded in the unaudited consolidated statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of total return swaps contains the risk that the underlying security defaults (credit risk).

Credit default swaps are contracts in which one party makes a periodic stream of payments to another party in exchange for protection in the event of a specified credit event with respect to a specified issuer of a debt obligation. Credit events are contract specific but may include bankruptcy, failure to pay principal or interest, restructuring, obligation acceleration and repudiation or moratorium. The Fund enters into credit default swaps to manage credit risk, gain exposure to a credit in which it may otherwise invest or to enhance its returns.

If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily and is recorded as realized loss or gain. The Fund records an increase or decrease to unrealized appreciation (depreciation) on credit default swaps in an amount equal to the change in daily valuation. Upfront payments or receipts, if any, are recorded as unamortized swap premiums paid or received, respectively, and are amortized over the life of the swap contract as realized losses or gains. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation (depreciation) on credit default swaps to determine the market value of swaps. Credit default swaps involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

The fair value of open derivative instruments (which are not considered to be hedging instruments for accounting purposes) by risk exposure as of April 30, 2025 was as follows:

	Fair Value
	Derivative Assets		Derivative Liabilities
Foreign Currency Risk
Forward foreign currency exchange contracts	$118	(1)	$—

The Fund’s derivative assets and liabilities at fair value by risk, presented in the table above, are reported on a gross basis on the Fund’s unaudited consolidated statement of assets and liabilities and located as follows:

(1)Unrealized appreciation on forward foreign currency exchange contracts.

29

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for assets or pledged by the Fund for liabilities as of April 30, 2025:

Counterparty	Derivative Assets Subject to Master Netting Agreement(1)	Derivatives Available for Offset	Non-cash Collateral Received(2)	Cash Collateral Received(2)(3)	Net Amount of Derivative Assets(4)
State Street Bank and Trust Company	$118	$—	$—	$—	$118

(1)Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

(2)In some instances, the actual amount of the collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(3)Certain cash collateral pledged by counterparties has been utilized by the Fund for daily investment activities and is not reflected on the Fund’s unaudited consolidated statement of assets and liabilities.

(4)Net amount of derivative assets represents the net amount due from the counterparty to the Fund in the event of default.

The effect of derivative instruments (which are not considered to be hedging instruments for accounting purposes) on the Fund’s unaudited consolidated statement of operations by risk exposure for the six months ended April 30, 2025 was as follows:

	Net Realized Gain (Loss) on Derivatives Recognized in Income		Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Currency Risk
Forward foreign currency exchange contracts	$(648	)(1)	$208	(2)
Cross-currency swaps	$(1,720	)(3)	$1,906	(4)
Interest Rate Risk
Interest rate swaps	$101	(3)	$53	(4)

The Fund’s derivative instruments at fair value by risk, presented in the table above, are reported on the Fund’s unaudited consolidated statement of operations and located as follows:

(1)Net realized gain (loss) on forward foreign currency exchange contracts.

(2)Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

(3)Net realized gain (loss) on swap contracts.

(4)Net change in unrealized appreciation (depreciation) on swap contracts.

The average notional amounts of forward foreign currency exchange contracts, cross-currency swaps and interest rate swaps outstanding during the six months ended April 30, 2025, which are indicative of the volumes of these derivative types, were $18,456, $18,567 and $7,669 respectively.

The Fund may enter into reverse repurchase agreements in the normal course of its investing activities. The use of reverse repurchase agreements involves many of the same risks involved in the use of leverage, as the proceeds from reverse repurchase agreements generally are invested in additional securities. If the Fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, the Fund would still be required to pay the full repurchase price. Further, the Fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, the Fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the consolidated statement of assets and liabilities at face value including accrued interest. The face value of the reverse repurchase agreement approximates fair value. Interest payments made by the Fund to the counterparties are recorded as a component of interest expense in the unaudited consolidated statement of operations. In periods of increased demand for the security, the Fund may receive a fee for the use of the security by the counterparty, which may result in interest income to the Fund.

Reverse repurchase transactions are entered into by the Fund under master repurchase agreements (“MRA”) which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.

30

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

With reverse repurchase transactions, typically the Fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of April 30, 2025, the Fund did not have any open reverse repurchase agreements with any counterparties.

Note 7. Investment Portfolio

The following table summarizes the composition of the Fund’s investment portfolio at cost and fair value as of April 30, 2025:

	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$351,568	$345,217	91%
Senior Secured Loans—Second Lien	9,820	10,400	2%
Senior Secured Bonds	13,671	13,690	4%
Unsecured Bonds	11,264	10,946	3%
Common Equity	36	—	0%
Total	$386,359	$380,253	100%

(1) Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if it owned more than 25% of its voting securities or had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities.

As of April 30, 2025, the Fund did not “control” any of its portfolio companies and was not an “affiliated person” of any of its portfolio companies, each as defined in the 1940 Act.

The Fund’s investment portfolio may contain loans and other unfunded arrangements that are in the form of lines of credit or revolving credit facilities, or other investments, which require the Fund to provide funding when requested by portfolio companies in accordance with the terms of the underlying agreements. As of April 30, 2025, the Fund had ten senior secured loan investments with aggregate unfunded commitments of $19,902. The Fund maintains sufficient cash on hand, available borrowings and liquid securities to fund any unfunded commitments should the need arise.

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of April 30, 2025:

Industry Classification	Fair Value	Percentage of Portfolio
Materials	$57,836	15%
Capital Goods	48,751	13%
Consumer Services	41,768	11%
Commercial & Professional Services	34,438	9%
Consumer Durables & Apparel	27,272	7%
Pharmaceuticals, Biotechnology & Life Sciences	19,773	5%
Automobiles & Components	19,759	5%
Health Care Equipment & Services	17,330	5%
Telecommunication Services	14,215	4%
Software & Services	13,850	4%
Food, Beverage & Tobacco	13,482	4%
Transportation	13,296	3%
Household & Personal Products	12,641	3%
Insurance	12,404	3%
Financial Services	11,608	3%
Media & Entertainment	7,407	2%
Utilities	6,089	2%

31

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Investment Portfolio (continued)

Industry Classification	Fair Value	Percentage of Portfolio
Banks	3,716	1%
Consumer Discretionary Distribution & Retail	3,477	1%
Energy	1,141	0%
Total	$380,253	100%

Purchases and sales of securities during the six months ended April 30, 2025, other than short-term securities and U.S. government obligations, were $390,148 and $513,803 respectively.

Note 8. Fair Value of Financial Instruments

Under existing accounting guidance, fair value is defined as the price that a fund would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Fund classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:

Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.

Level 3: Inputs that are unobservable for an asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

As of April 30, 2025, the Fund’s investments and derivatives were categorized as follows in the fair value hierarchy:

Asset Description	Level 1	Level 2	Level 3	Total
Senior Secured Loans—First Lien	$—	$268,136	$77,081	$345,217
Senior Secured Loans—Second Lien	—	9,739	661	10,400
Senior Secured Bonds	—	13,690	—	13,690
Unsecured Bonds	—	10,946	—	10,946
Total Investments	—	302,511	77,742	380,253
Forward Foreign Currency Exchange Contracts	—	118	—	118
Total Assets	$—	$302,629	$77,742	$380,371

The Board is responsible for overseeing the valuation of the Fund’s portfolio investments at fair value as determined in good faith pursuant to FS Credit Income Advisor’s valuation policy and consistently applied valuation process. The Board has designated FS Credit Income Advisor as valuation designee with day-to-day responsibility for implementing the Fund’s portfolio valuation process set forth in FS Credit Income Advisor’s valuation policy.

The Fund’s investments consist primarily of debt securities that are traded on a private over-the-counter market for institutional investors. Except as described below, the Fund values its investments daily by using the mid-point of the prevailing bid and ask prices from dealers, which are provided by an independent third-party pricing service and screened for validity by such service. Investments and futures that are traded on an active public market are valued daily at their closing price. Forward foreign currency exchange contracts and swaps are valued at their quoted daily prices obtained from an independent third party. Debt investments where prices from dealers are not available are valued using broker quotes. Debt investments for which broker quotes are not available would be valued by an independent third-party valuation firm, which determines the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features, anticipated prepayments and other relevant terms of the investments. Investments that are traded on an active public market are valued at their closing price as of the date of the unaudited consolidated financial statements and are classified as Level 1 within the fair value hierarchy. Except as described above, one of the Fund’s preferred stock investments is also valued by the same independent valuation firm, which determines the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value.

32

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

FS Credit Income Advisor periodically benchmarks the bid and ask prices it receives from the independent third-party pricing service and/or dealers, as applicable, against the actual prices at which it purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Fund’s management in purchasing and selling these investments in other investment funds managed by the sponsor, FS Credit Income Advisor believes that these prices are reliable indicators of fair value. FS Credit Income Advisor reviewed the valuation determinations made with respect to these investments in a manner consistent with FS Credit Income Advisor’s valuation policy.

The following is a reconciliation for the six months ended April 30, 2025 of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Senior Secured Loans— First Lien	Senior Secured Loans— Second Lien	Unsecured Bonds	Collateralized Loan Obligation (CLO)/ Structured Credit	Preferred Equity	Common Equity	Total
Fair value at beginning of period	$44,059	$2,709	$804	$2,651	$1,748	$2,892	$54,863
Accretion of discount (amortization of premium)	73	6	—	—	—	—	79
Realized gain (loss)	(652)	1	12	(1,793)	35	5	(2,392)
Net change in unrealized appreciation (depreciation)	(1,087)	(185)	(3)	738	(18)	(149)	(704)
Purchases	82,924	652	—	—	—	2	83,578
Sales	(48,236)	(2,522)	(813)	(1,596)	(1,765)	(2,750)	(57,682)
Transfers into Level 3(1)	—	—	—	—	—	—	—
Transfers out of Level 3(1)	—	—	—	—	—	—	—
Fair value at end of period	$77,081	$661	$—	$—	$—	$—	$77,742
The amount of total gains or losses for the year included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$(1,283)	$(176)	$—	$—	$—	$—	$(1,459)

(1)Transfers into or out of Level 3 were deemed to have occurred as a result of, among other factors, changes in liquidity, the depth and consistency of prices from third-party pricing services and the existence of observable trades in the market. Transfers between levels of the fair value hierarchy are deemed to have occurred at the beginning of the reporting year. For the six months ended April 30, 2025, there were no transfers in or out of Level 3.

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements as of April 30, 2025 are as follows:

Type of Investment	Fair Value at April 30, 2024	Valuation Technique(1)	Unobservable Input	Range	Weighted Average
Senior Secured Loans - First Lien	$70,006	Market Comparables	Market Yield (%)	8.9% - 12.3%	10.2%
	7,075	Other(2)
Senior Secured Loans - Second Lien	661	Market Comparables	EBITDA Multiples (x)	7.8x - 8.3x	8.0x
Unsecured Bonds	—	Other(2)
Total	$77,742

(1)For investments using a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any of the valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement. Investments valued using an EBITDA multiple or a revenue multiple pursuant to the market comparables valuation technique may be conducted using an enterprise valuation waterfall analysis. For investments utilizing a discounted cash flow valuation technique, a significant increase (decrease) in the discount rate, in isolation, would result in a significantly lower (higher) fair value measurement. For investments utilizing an option pricing model valuation technique, a significant increase (decrease) in the volatility, in isolation, would result in a significantly higher (lower) fair value measurement.

(2)Fair valued based on expected outcome of proposed corporate transactions, other factors or proportionate share of private credit vehicle.

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

33

Note 9. Financing Arrangement

The following table presents summary information with respect to the Fund’s financing arrangement as of April 30, 2025:

Arrangement	Type of Arrangement	Rate	Amount Outstanding	Amount Available	Maturity Date
Franklin Square Holdings, L.P. Facility	Revolving Loan Facility	0.00%	$25,000	$—	November 30, 2025

Franklin Square Holdings, L.P. Facility

On March 31, 2025, the Fund, as borrower, entered into a loan agreement with Franklin Square Holdings, L.P., or FS Investments, an affiliate of FS Credit Income Advisor, as lender, ( the “FSH Facility”), which provides for, among other things, (i) a maximum committed revolving line of credit in an aggregate principal amount up to $25,000; and (ii) a final maturity date of November 30, 2025, which may be extended upon mutual consent. Borrowings under the FSH Facility are not subject to a borrowing base test and do not bear interest. As of April 30, 2025, FS Credit Income Advisor has determined that the carrying amount outstanding under the FSH Facility approximates its fair value.

Under the FSH Facility, the Fund has made certain representations and warranties and must comply with certain covenants and other requirements customary for facilities of this type. The FSH Facility contains events of default customary for similar financing transactions.

The Fund’s average borrowings for the period March 31, 2025 to April 30, 2025 were $9,839.

BNP Facility

On October 25, 2017, and effective November 1, 2017, the Fund entered into a committed facility arrangement (as amended, the “BNP Facility”) with BNP Paribas Prime Brokerage International, Ltd. On March 31, 2025, the Fund terminated the BNP Facility.

Note 10. Concentration of Risk

Investing in the Fund involves risks, including, but not limited to, those set forth below. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. For a more complete discussion of the risks of investing in the Fund, see the section entitled “Types of Investments and Related Risks” in the Fund’s prospectus and the Fund’s other filings with the SEC.

Credit Risk: The Fund’s debt investments are subject to the risk of non-payment of scheduled interest or principal by the borrowers with respect to such investments. Such non-payment would likely result in a reduction of income to the Fund and a reduction in the value of the debt investments experiencing non-payment.

Although the Fund may invest in investments that FS Credit Income Advisor believes are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund. Moreover, the Fund’s investments in secured debt may be unperfected for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In this case, a portfolio company’s ability to repay the principal of an investment may be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain.

Companies in which the Fund invests could deteriorate as a result of, among other factors, litigation, legislation or other political events, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Fund expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress.

Senior Loans Risk: The senior loans in which the Fund invests will primarily be rated below investment grade, but may also be unrated and of comparable credit quality. As a result, although senior loans are senior and typically secured in a first or second lien position in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured, the risks associated with such senior loans are generally similar to the risks of other below investment grade fixed income instruments. See “Below

34

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

Investment Grade Rating Risk” below.” Investments in below investment grade senior loans are considered speculative because of the credit risk of the borrowers. Such borrowers are more likely than investment grade borrowers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the NAV of the Shares and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a senior loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value. Senior loans are subject to a number of risks, including non-payment of principal, liquidity risk and the risk of investing in below investment grade fixed-income instruments.

Subordinated Loans Risk: Subordinated loans generally are subject to similar risks as those associated with investments in senior loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan to the extent such claim is secured. Additionally, an oversecured creditor may be entitled to additional interest and other charges in bankruptcy increasing the amount of their allowed claim. Subordinated loans are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than senior loans and may be less liquid.

Below Investment Grade Rating Risk: The Fund may invest unlimited amounts in debt instruments that are rated below investment grade, which are often referred to as “high-yield” securities or “junk bonds.” Below investment grade senior loans, high-yield securities and other similar instruments are rated “Ba1” or lower by Moody’s, “BB+” or lower by S&P or “BB+” or lower by Fitch or, if unrated, are judged by FS Credit Income Advisor to be of comparable credit quality. While generally providing greater income and opportunity for gain, below investment grade debt instruments may be subject to greater risks than securities or instruments that have higher credit ratings, including a higher risk of default. The credit rating of a corporate bond and senior loan that is rated below investment grade does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the borrower’s financial condition. Below investment grade corporate bonds and senior loans and similar instruments often are considered to be speculative with respect to the capacity of the borrower to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of some borrowers issuing such corporate bonds, senior loans and similar debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.

Non-U.S. Securities Risk: Investments in certain securities and other instruments of non-U.S. issuers or borrowers (“non-U.S. securities”), involve factors not typically associated with investing in the United States or other developed countries, including, but not limited to, risks relating to: (i) differences between U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets; the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements; and less government supervision and regulation; (ii) other differences in law and regulation, including fewer investor protections, less stringent fiduciary duties, less developed bankruptcy laws and difficulty in enforcing contractual obligations; (iii) certain economic, geo-political and political risks, including potential economic, political or social instability; exchange control regulations; restrictions on foreign investment and repatriation of capital, possibly requiring government approval; expropriation or confiscatory taxation; other government restrictions by the United States or other governments; higher rates of inflation; higher transaction costs; and reliance on a more limited number of commodity inputs, service providers and/or distribution mechanisms; and (iv) the possible imposition of local taxes on income and gains recognized with respect to securities and assets. Certain non-U.S. markets may rely heavily on particular industries or non-U.S. capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. International trade barriers or economic sanctions against non-U.S. countries, organizations, entities and/or individuals may adversely affect the Fund’s non-U.S. holdings or exposures. Certain non-U.S. investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain non U.S. investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. The risks of investments in emerging markets, including the risks described above, are usually greater than the risks involved in investing in more developed markets. Because non-U.S. securities may trade on days when the Fund’s common shares are not priced, NAV may change at times when common shares cannot be sold.

35

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

Foreign Currency Risk: Investments made by the Fund, and the income received by the Fund with respect to such investments, may be denominated in various non-U.S. currencies. However, the books of the Fund are maintained in U.S. dollars. Accordingly, changes in currency values may adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Fund, gains and losses realized on the sale of portfolio investments and the amount of distributions, if any, made by the Fund. In addition, the Fund may incur substantial costs in converting investment proceeds from one currency to another. The Fund may enter into derivative transactions designed to reduce such currency risks. Furthermore, the portfolio companies in which the Fund invests may be subject to risks relating to changes in currency values. If a portfolio company suffers adverse consequences as a result of such changes, the Fund may also be adversely affected as a result.

Derivatives Risk: The Fund may use derivative instruments including, in particular, swaps (including, total return swaps), synthetic CLOs, reverse repurchase agreements and other similar transactions, in seeking to achieve its investment objective or for other reasons, such as cash management, financing activities or to hedge its positions. Accordingly, these derivatives may be used in limited instances as a form of leverage or to seek to enhance returns, including speculation on changes in credit spreads, interest rates or other characteristics of the market, individual securities or groups of securities. If the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The use of derivatives may involve substantial leverage. The use of derivatives may subject the Fund to various risks, including counterparty risk, currency risk, leverage risk, liquidity risk, correlation risk, index risk, operational risk and regulatory risk.

Furthermore, the Fund’s ability to successfully use derivatives depends on FS Credit Income Advisor’s ability to predict pertinent securities prices, interest rates, currency exchange rates and other economic factors, which cannot be assured. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives are not otherwise available to the Fund for investment purposes.

The SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treats derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation and requires funds whose use of derivatives is more than a limited specified exposure to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. In accordance with Rule 18f-4, the Fund adopted and implemented a comprehensive written derivatives risk management program and is subject to an outer limit on Fund leverage risk calculated based on value-at-risk. This outer limit is based on a relative value-at-risk test that will compare the Fund’s value-at-risk to the value-at-risk of a designated reference portfolio. The derivatives risk management program is administered by a “derivatives risk manager,” who has been appointed by the Fund’s Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act), and periodically reviews the derivatives risk management program and reports to the Board on a quarterly basis.

Economic Downturn or Recession: Many of the Fund’s investments may be issued by companies susceptible to economic slowdowns or recessions. Therefore, the Fund’s non-performing assets are likely to increase, and the value of its portfolio is likely to decrease, during these periods. A prolonged recession may result in losses of value in the Fund’s portfolio and a decrease in the Fund’s revenues, net income and NAV. Unfavorable economic conditions also could increase the Fund’s funding costs, limit the Fund’s access to the capital markets or result in a decision by lenders not to extend credit to it on terms it deems acceptable. These events could prevent the Fund from increasing investments and harm the Fund’s operating results.

Rule 144A Securities Risk: The Fund may purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”). Rule 144A provides an exemption from the registration requirements of the Securities Act of 1933 for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Board. Because it is not possible to predict with certainty how the market for Rule 144A Securities will develop, the Board directs FS Credit Income Advisor to carefully monitor the Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund’s investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

Uncertainty Regarding U.S. Federal Government Initiatives Risks: There is significant uncertainty with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events, including the 2024 U.S. presidential election, have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political

36

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

risks with potentially far-reaching implications. The presidential administration’s changes to U.S. policy may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Although the Fund cannot predict the impact, if any, of these changes to the Fund’s business, they could adversely affect the Fund’s business, financial condition, operating results and cash flows. Until the Fund knows what policy changes are made and how those changes impact the Fund’s business and the business of the Fund’s competitors over the long term, the Fund will not know if, overall, the Fund will benefit from them or be negatively affected by them.

Market Disruption and Geopolitical Risks: Certain local, regional or global events such as war (including Russia’s invasion of Ukraine, the Israel-Hamas war and other militant groups), acts of terrorism, the spread of infectious illnesses and/or other public health issues, or other events may have a significant impact on a security or instrument. These types of events and others like them are collectively referred to as “Market Disruptions and Geopolitical Risk” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Some of the impacts noted in recent times include, but are not limited to, volatility in markets, changes in interest rates, embargos, political actions, supply chain disruptions, restrictions to investment and/or monetary movement including the forced selling of securities or the inability to participate in impacted markets. The duration of these events could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on an investment in the Fund. The ultimate impact of Market Disruptions and Geopolitical Risks on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is monitoring these events.

Portfolio Turnover Risk: The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it has exceeded 100% in certain prior years and may exceed 100% again in the future. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the realization of net short -term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

Cybersecurity Risks: Cybersecurity refers to the combination of technologies, processes, and procedures established to protect information technology systems and data from unauthorized access, attack, or damage. The Fund, its affiliates and the Fund’s and its affiliates’ respective third-party service providers are subject to cybersecurity risks. Cybersecurity risks have significantly increased in recent years and, while the Fund has not experienced any material losses relating to cyber attacks or other information security breaches, it could suffer such losses in the future.

The Fund’s affiliates and respective third-party service providers’ computer systems, software and networks may be vulnerable to unauthorized access, computer viruses or other malicious code and other events that could have a security impact. Despite reasonable precautions, the risk remains that such incidents could occur, and this potentially could jeopardize confidential and other information, including non-public personal information, private shareholder information and sensitive business data, processed and stored in, and transmitted through, computer systems and networks, or otherwise cause interruptions or malfunctions in the Fund’s operations or the operations of the Fund’s affiliates and the Fund and its affiliates’ respective third-party service providers. This could result in significant losses, reputational damage, litigation, regulatory fines or penalties, or otherwise adversely affect the Fund’s business, financial condition or results of operations. Privacy and information security laws and regulation changes, and compliance with those changes, may result in cost increases due to system changes and the development of new administrative processes. In addition, the Fund may be required to expend significant additional resources to modify protective measures and to investigate and remediate vulnerabilities or other exposures arising from operational and security risks.

Cash Balance Risk: The Fund’s cash is held in accounts at U.S. banking institutions. Cash held by the Fund and its portfolio companies in non-interest-bearing and interest-bearing operating accounts may exceed the Federal Deposit Insurance Corporation insurance limits. If such banking institutions were to fail, the Fund or its portfolio companies could lose all or a portion of those amounts held in excess of such insurance limitations. In addition, actual events involving limited liquidity, defaults, non-performance or other adverse developments that affect financial institutions, transactional counterparties or other companies in the financial services industry or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, have in the past and may in the future lead to market-wide liquidity problems, which could adversely affect the Fund and its portfolio companies’ business, financial condition, results of operations, or prospects.

Although the Fund assesses its portfolio companies’ banking relationships as necessary or appropriate, the Fund and its portfolio companies’ access to funding sources and other credit arrangements in amounts adequate to finance or capitalize the Fund or its portfolio companies’ respective current and projected future business operations could be significantly impaired by factors that affect the Fund or its portfolio companies, the financial institutions with which the Fund or its portfolio companies have arrangements directly, or the financial services industry or economy in general. These factors could include, among others, events such as

37

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

liquidity constraints or failures, the ability to perform obligations under various types of financial, credit or liquidity agreements or arrangements, disruptions or instability in the financial services industry or financial markets, or concerns or negative expectations about the prospects for companies in the financial services industry. These factors could involve financial institutions or financial services industry companies with which the Fund or its portfolio companies have financial or business relationships but could also include factors involving financial markets or the financial services industry generally.

In addition, investor concerns regarding the U.S. or international financial systems could result in less favorable commercial financing terms, including higher interest rates or costs and tighter financial and operating covenants, or systemic limitations on access to credit and liquidity sources, thereby making it more difficult for the Fund or its portfolio companies to acquire financing on acceptable terms or at all.

Global Conflicts Market Risk: The ongoing invasion of Ukraine by Russia and related sanctions have increased global political and economic uncertainty. Because Russia is a major exporter of oil and natural gas, the invasion and related economic sanctions have reduced the supply, and increased the price, of energy, which has a material effect on inflation and may continue to exacerbate ongoing supply chain issues. There is also the ongoing risk of retaliatory actions by Russia against countries which have enacted sanctions, including cyberattacks against financial and governmental institutions, which could result in business disruptions and further economic turbulence. Although the Fund has no direct exposure to Russia or Ukraine, the broader consequences of the invasion may have a material adverse impact on the Fund’s portfolio and the value of an investment in the Fund. Moreover, sanctions and export control laws and regulations are complex, frequently changing, and increasing in number, and they may impose additional legal compliance costs or business risks associated with the Fund’s operations.

Similarly, conflicts in the Middle East could have a negative impact on the economy and business activity globally, and therefore could adversely impact the performance of the Fund’s investments. The severity and duration of any such conflict and its future impact on global economic and market conditions (including, for example, oil prices and/or the shipping industry) are impossible to predict, and as a result, present material uncertainty and risk with respect to the Fund, the performance of the Fund’s investments and operations, and the Fund’s ability to achieve its investment objectives. Similar risks exist to the extent that any portfolio companies, service providers, vendors or certain other parties have material operations or assets in the Middle East or the immediate surrounding areas.

Force Majeure Risk: Periods of market volatility have occurred and could continue to occur in response to pandemics or other events outside of the Fund’s control. The Fund, FS Credit Income Advisor, and the portfolio companies in which the Fund invests could be affected by force majeure events (i.e., events beyond the control of the party claiming that the event has occurred, such as acts of God, fire, flood, earthquakes, outbreaks of an infectious disease, pandemic or any other serious public health concern, war, terrorism, labor strikes, major plant breakdowns, pipeline or electricity line ruptures, failure of technology, defective design and construction, accidents, demographic changes, government macroeconomic policies, social instability, etc.). Some force majeure events could adversely affect the ability of a party (including the Fund, FS Credit Income Advisor, a portfolio company or a counterparty to the Fund, FS Credit Income Advisor, or a portfolio company) to perform its obligations until it is able to remedy the force majeure event. In addition, force majeure events, such as the cessation of the operation of equipment for repair or upgrade, could similarly lead to the unavailability of essential equipment and technologies. These risks could, among other effects, adversely impact the cash flows available from a portfolio company, cause personal injury or loss of life, including to a senior manager of FS Credit Income Advisor or its affiliates, damage property, or instigate disruptions of service. In addition, the cost to a portfolio company or the Fund of repairing or replacing damaged assets resulting from such force majeure event could be considerable. It will not be possible to insure against all such events, and insurance proceeds received, if any, could be inadequate to completely or even partially cover any loss of revenues or investments, any increases in operating and maintenance expenses, or any replacements or rehabilitation of property. Certain events causing catastrophic loss could be either uninsurable, or insurable at such high rates as to adversely impact the Fund, FS Credit Income Advisor, or portfolio companies, as applicable. Force majeure events that are incapable of or are too costly to cure could have permanent adverse effects. Certain force majeure events (such as war or an outbreak of an infectious disease) could have a broader negative impact on the world economy and international business activity generally, or in any of the countries in which the Fund invests or its portfolio companies operate specifically. Such force majeure events could result in or coincide with: increased volatility in the global securities, derivatives and currency markets; a decrease in the reliability of market prices and difficulty in valuing assets; greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); further social, economic, and political instability; nationalization of private enterprise; greater governmental involvement in the economy or in social factors that impact the economy; less governmental regulation and supervision of the securities markets and market participants and decreased monitoring of the markets by governments or self-regulatory organizations and reduced enforcement of regulations; limited, or limitations on, the activities of investors in such markets; controls or restrictions on foreign investment, capital controls and limitations on repatriation of invested capital; inability to purchase and sell investments or otherwise settle security or

38

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; substantial, and in some periods extremely high, rates of inflation, which can last many years and have substantial negative effects on credit and securities markets as well as the economy as a whole; recessions; and difficulties in obtaining and/or enforcing legal judgments.

Artificial Intelligence and Machine Learning Technology Risks: Artificial intelligence, including machine learning and similar tools and technologies that collect, aggregate, analyze or generate data or other materials, or collectively, AI, and its current and potential future applications including in the private investment and financial industries, as well as the legal and regulatory frameworks within which AI operates, continue to rapidly evolve.

Recent technological advances in AI pose risks to the Fund, FS Credit Income Advisor, and the portfolio companies in which the Fund invests. The Fund and the portfolio companies in which the Fund invests could also be exposed to the risks of AI if third-party service providers or any counterparties, whether or not known to the Fund, also use AI in their business activities. The Fund and the portfolio companies in which the Fund invests may not be in a position to control the use of AI technology in third-party products or services.

Use of AI could include the input of confidential information in contravention of applicable policies, contractual or other obligations or restrictions, resulting in such confidential information becoming accessible by other third-party AI applications and users. While FS Credit Income Advisor does not currently use AI to make investment recommendations, the use of AI could also exacerbate or create new and unpredictable risks to the Fund’s business, FS Credit Income Advisor’s business, and the business of the portfolio companies in which the Fund invests, including by potentially significantly disrupting the markets in which the Fund and its portfolio companies operate or subjecting the Fund, the portfolio companies in which the Fund invests, and FS Credit Income Advisor to increased competition and regulation, which could materially and adversely affect the business, financial condition or results of operations of the Fund, the portfolio companies in which the Fund invests, and FS Credit Income Advisor. In addition, the use of AI by bad actors could heighten the sophistication and effectiveness of cyber and security attacks experienced by the portfolio companies in which the Fund invests and FS Credit Income Advisor.

Independent of its context of use, AI technology is generally highly reliant on the collection and analysis of large amounts of data, and it is not possible or practicable to incorporate all relevant data into the model that AI technology utilizes to operate. Certain data in such models will inevitably contain a degree of inaccuracy and error—potentially materially so—and could otherwise be inadequate or flawed, which would be likely to degrade the effectiveness of AI technology. To the extent that the Fund or the portfolio companies in which the Fund invests are exposed to the risks of AI use, any such inaccuracies or errors could have adverse impacts on the Fund or the portfolio companies in which the Fund invests.

AI technology and its applications, including in the private investment and financial sectors, continue to develop rapidly, and it is impossible to predict the future risks that may arise from such developments.

Note 11. Commitments and Contingencies

The Fund enters into contracts that contain a variety of indemnification provisions. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management of FS Credit Income Advisor has reviewed the Fund’s existing contracts and expects the risk of loss to the Fund to be remote.

The Fund is not currently subject to any material legal proceedings and, to the Fund’s knowledge, no material legal proceedings are threatened against the Fund. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings related to the enforcement of the Fund’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, to the extent the Fund becomes party to such proceedings, the Fund would assess whether any such proceedings will have a material adverse effect upon its financial condition or results of operations.

See Note 4 for a discussion of the Fund’s commitments to FS Credit Income Advisor and its affiliates (including FS Investments) resulting from the expense limitation agreements.

39

Supplemental Information (Unaudited)

Changes in Accountants and Disagreements with Accountants on Accounting and Financial Disclosure

The Fund has not had any changes in its independent registered public accounting firm or disagreements with its independent registered public accounting firm on accounting or financial disclosure matters since its inception.

Statement of Additional Information

The Fund’s statement of additional information contains additional information regarding the Fund’s trustees and executive officers and is available upon request and without charge by calling the Fund collect at 215-495-1150 or by accessing the Fund’s “SEC Filings” page on FS Investments’ website at www.fsinvestments.com.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

Proxy Voting Policies and Procedures

The Fund has delegated its proxy voting responsibility to FS Credit Income Advisor, the Fund’s investment adviser. Prior to December 1, 2024, FS Credit Income Advisor delegated the responsibilities of voting and administering proxies received by the Fund to the GoldenTree Sub-Adviser, the former investment sub-adviser to the Fund. On December 1, 2024, FS Credit Income Advisor took responsibility for voting and administering proxies received by the Fund. Shareholders may obtain a copy of the proxy voting policies and procedures of FS Credit Income Advisor upon request and without charge by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.

Proxy Voting Record

Information regarding how the GoldenTree Sub-Adviser or FS Credit Income Advisor, as appropriate, voted proxies relating to the Fund’s portfolio securities during the most recent twelve-month period ended June 30 is available upon request and without charge by making a written request to the Fund’s Chief Compliance Officer at FS Credit Income Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, Attn: Chief Compliance Officer, by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov. The Fund will also make available the proxy voting record included in the Form N-PX filing on the Fund’s website, free of charge at www.fsinvestments.com.

40

Privacy Policy

FS Investments (“we,” “our” or “us”) and its affiliates take measures to ensure that the use and disclosure of your private personal information is consistent with applicable law.

This Consumer Information Privacy Policy (this “Privacy Policy”) explains what non-public personal information (“NPI”) we collect, why we collect it, how we protect your NPI, and how and why, in certain cases, we share such information with our affiliates or with other parties. This Privacy Policy may be amended from time to time.

This Privacy Policy applies to NPI collected or used in connection with our investment offerings and services to individuals for personal, family or household purposes. This disclosure is made on behalf of FS Investments and its affiliates listed under the heading “Application of Privacy Policy to FS Investments and our affiliates” below.

Information that we collect and may disclose

We collect information from and about you to provide the level of service that you expect. NPI about you may include: your name, mailing address, email address, tax identification number, age, account information, investment amounts in our sponsored offerings, marital status, number of dependents, assets, debts, income, net worth, employment history, financial statements, beneficiary information, personal bank account information, credit history information, broker-dealer, financial advisor, individual retirement account (“IRA”) custodian, account joint owners and other similar parties, the FS Investments’ investments and services you purchase, your FS Investments investment balance and transactional history, and the fact that you are or have been an investor in FS Investments’ investments and particulars related to any such investment.

Specific examples of personal information that we may collect and disclose to affiliates and certain third parties include:

•Information we receive from you on applications, subscription agreements or other forms. Examples include your name, mailing address and email address.

•Information about your transactions with us, our affiliates and others, such as account balances, payment history, account activity and financial statements. If you visit our website, information you submit to us on our website forms and information we collect through ‘cookies.’

•If you create a login and password on our website to access your FS Investments investment, we will collect and use the login and password to verify your identity and for our internal use in maintaining your website account.

•Information obtained from others, such as credit reports from consumer credit reporting agencies.

How we use and disclose information

FS Investments, its affiliates and its third-party service providers work together to provide a variety of investments and services and may need to share some or all the NPI collected about you to maintain an efficient and effective network of offerings and services. We believe that by sharing information about you and your accounts with our affiliates and partners, we are better able to serve your investment needs and to suggest services or educational materials that may be of interest to you. The responsible use and disclosure of the NPI we collect is crucial to our ability to provide our clients with the types of products and services they expect and may occur under a variety of different circumstances. For example, we may:

•Use your personally identifiable information (“PII”) internally for the purposes of furthering our business, which may include analyzing your information, matching your information with the information of others, processing services, maintaining accounts, resolving disputes, preventing fraud and verifying your identity.

•Disclose your PII when required by law (e.g., in connection with judicial, administrative or investigative matters).

•Use and disclose your PII on an aggregate basis. This means that we may combine parts of your information with parts of the information from our other investors without including your name, complete telephone number, complete email address or your street address. Examples of how we use aggregate information include determining the most common ZIP Code among investors that use the website and disclosing that ZIP Code to other parties, or determining and disclosing demographic information such as the average income of investors in our sponsored investments.

Sharing with our affiliates

We may share your PII with our affiliates engaged in investment or other related financial service activities. Examples might include customer-initiated service requests, establishing and managing your investment, completing your investor transactions and sharing information with parties acting at your request and on your account, such as your broker-dealer, financial advisor, joint owners and IRA custodian.

Sharing with non-affiliated service providers

We may disclose your personal information to non-affiliated service providers who perform business functions on our behalf, which may include marketing of our own sponsored investments and services, check printing and data processing. Non-affiliated third-party service providers often aid us in the efficient and effective delivery of services, and there may be circumstances in which it is necessary to disclose NPI we collect to such parties. However, before we disclose NPI to a non-affiliated party, we require it to agree to keep our investor information confidential and secure and to use it only as authorized by us.

Also, we will only share your NPI with non-affiliated third parties under circumstances not covered by state or federal law “opt-out” notice exceptions, such as servicing a financial product or service authorized by the customer, resolving consumer disputes

Privacy Policy (continued)

41

and protecting against potential fraud or unauthorized transactions. Should this policy ever change in the future, you will be given adequate notice and the option to “opt-out” of such disclosure.

We may also disclose the following information to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements:

•Information we receive from you on applications or other forms, such as your name, address, Social Security number, assets and income.

•Information about your transactions with us, our affiliates or others, such as your payment history and parties to the transactions.

•Information we receive from a consumer-reporting agency, such as your creditworthiness and credit history.

We require all joint marketers to have written contracts with us that specify appropriate use of your personal information, require them to take steps to safeguard your personal information, and prohibit them from making unauthorized or unlawful use of your personal information.

FS Investments and its affiliates do not share, sell or rent your personal, private information with outside marketers who may want to offer their own products and services to you.

How we protect your information

FS Investments and its affiliates maintain a comprehensive information security program designed to ensure the security and confidentiality of customer information, protect against threats or hazards to the security of such information, and prevent unauthorized access. This program includes:

•Procedures and specifications for administrative, technical and physical safeguards.

•Security procedures related to the processing, storage, retention and disposal of confidential information.

•Programs to detect, prevent and, when necessary, respond to attacks, intrusions or unauthorized access to confidential information.

•Restricting access of customer information to employees who need to know that information to provide products and services to you, and appointing specific employees to oversee our information security program.

Availability of this Privacy Policy

We will provide notice of this Privacy Policy annually, as long as you maintain an ongoing relationship with us. The most up-to-date Privacy Policy is posted on our website. For additional information you may call our Privacy Policy Specialist at 215-220-6651.

Notification of changes to our Privacy Policy

If we decide to change this Privacy Policy, we will post those changes on our website so our users and investors are always aware of what information we collect, use and disclose. If at any point we decide to use or disclose your PII in a manner different from that stated at the time it was collected, we will notify you in writing. We will otherwise use and disclose a user’s or an investor’s PII in accordance with the privacy policy that was in effect when such information was collected.

Change in control

If FS Investments or any of its affiliates experience a “change in control” (as defined below), then we may amend our information practices as described in this Privacy Policy. We will disclose your PII to the company or other legal entity that succeeds us (subject to the change in control or the operation of the website). The privacy policy of the succeeding legal entity will then govern the PII that FS Investments or its affiliates collected from you under this Privacy Policy or such successor entity’s privacy policy. However, if applicable law prohibits the succeeding legal entity’s privacy policy from governing your PII, then this Privacy Policy shall continue to govern. “Change in control” means any of the following events:

•A reorganization, merger, consolidation, acquisition or other restructuring involving all or substantially all of FS Investments or an affiliate’s voting securities and/or assets, by operation of law or otherwise.

•Insolvency.

•A general assignment for the benefit of creditors.

•The appointment of a receiver.

•The filing of a bankruptcy or insolvency proceeding.

•The liquidation of assets.

Questions about this Privacy Policy

If you have any questions about this Privacy Policy and/or our personal information practices, please call our Privacy Policy Specialist at 215-220-6651.

Application of Privacy Policy to FS Investments and our affiliates

This Privacy Policy applies to FS Investments and the following affiliated FS Investments companies: FS Investment Solutions, LLC; Franklin Square Holdings, L.P.; Franklin Square Holdings, G.P., LLC; any fund or other investment sponsored by FS Investments and their respective subsidiaries and investment advisers; and all other funds or entities created in the future that offer investment or services to individuals for personal, family or household purposes.

www.fsinvestments.com

© 2025 FS Investments

SAR25-CIF
QES

Item 1. Reports to Shareholders.

(b)The following is a copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule:

FS INVESTMENTS®

Important Fund Report(s) Now Available Online and In Print by Request. Annual and Semi-Annual Reports contain important information about the fund, including its holdings and financials. We encourage you to review the report(s) at the website below:

https://fsinvestments.com/fs-interval-funds-reports/
FS Credit Income Fund Semi-Annual Report

Request a printed/email report at no charge and/or elect to receive paper reports in the future, by calling or visiting (otherwise you will not receive a paper/email report):
1-877-628-8575
www.fsinvestments.com/edelivery

Go Paperless! Update your communication preferences at the website listed or scanning the QR Code below
www.fsinvestments.com/edelivery

Item 2. Code of Ethics.

Not applicable to this semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

Not applicable to this semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Not applicable to this semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this semi-annual report on Form N-CSR.

Item 6. Investments.

(a)The Fund’s unaudited schedule of investments as of April 30, 2025 is included as part of the Semi-Annual Report included in Item 1(a) of this Form N-CSR.

(b)Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)Not applicable.

(b)Not applicable.

Item 8. Changes In and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

At a meeting of the Board held on March 4, 2025 (the “Meeting”), the Board, including a majority of those trustees of the Fund who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund or FS Credit Income Advisor (“Independent Trustees”), considered and re-approved the Fund’s Investment Advisory Agreement between the Fund and FS Credit Income Advisor (the “Advisory Agreement”), as being in the best interests of the Fund and its shareholders. In approving the Advisory Agreement, the Board considered information furnished and discussed throughout the year at Board meetings and executive sessions with management and counsel, including information provided by FS Credit Income Advisor specifically in relation to the consideration of the re-approval of the Advisory Agreement in response to requests for information from the Independent Trustees and their independent legal counsel.

In their deliberations, the Board considered a range of materials and information regarding the nature, extent and quality of services provided by FS Credit Income Advisor; the past performance of the Fund compared to relevant indices and (i) other investment companies sponsored by FS Investments and managed by the same personnel providing investment advisory and related services to the Fund (“Other FS Clients”) and (ii) other registered investment companies that FS Credit Income Advisor believed were relatively comparable to the Fund in terms of structure, investment objectives, portfolio mix and/or other similar criteria (“Comparable Companies”); the fees and expenses of the Fund compared to Other FS Clients and Comparable Companies; the possibility of economies of scale that could be passed on to the Fund; and the profitability of FS Credit Income Advisor. The Board also considered information related to potential “fall out” or ancillary benefits enjoyed by FS Credit Income Advisor (and its affiliates) as a result of their relationships with the Fund.

In addition to evaluating, among other things, the written information provided by FS Credit Income Advisor, the Board also considered the presentation from FS Credit Income Advisor and the answers to questions posed by the Board to representatives of FS Credit Income Advisor. The Independent Trustees also met separately in an executive session with their independent legal counsel to review and consider the information provided regarding the Advisory Agreement.

Based on their review, the Board and the Independent Trustees concluded that it was in the best interests of the Fund and its shareholders to approve the continuation of the Advisory Agreement. In their deliberations, the Board did not identify any single factor or group of factors as all-important or controlling but considered all factors together. The material factors and conclusions that formed the basis for the Board’s determinations are discussed below.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the services provided by FS Credit Income Advisor, the Board reviewed information describing the financial strength, experience, resources, compliance programs, and key personnel of FS Credit Income Advisor (and its affiliates), including the personnel who provide investment management services to the Fund. The Board also considered, among other things, FS Credit Income Advisor’s role in sourcing, vetting and executing on investment decisions on behalf of the Fund. The Board also recognized the significant investment of time, capital and human resources provided by FS Credit Income Advisor and its affiliates that has resulted in the successful operation and management of the Fund. The Board also recognized the role that personnel of FS Credit Income Advisor played in connection with the transition of investment advisory responsibilities to FS Credit Income Advisor following the former investment sub-adviser’s resignation and FS Credit Income Advisor’s assumption of sole investment management responsibilities. The Board also noted the administrative services FS Credit Income Advisor provides to the Fund, including general ledger accounting, fund accounting, legal services, investor relations and other administrative services.

The Board and the Independent Trustees determined that they were satisfied with the nature, extent and quality of the services provided to the Fund by FS Credit Income Advisor, the expertise and capabilities of FS Credit Income Advisor’s personnel and FS Credit Income Advisor’s (or its affiliates, as applicable) financial strength and related capability to allocate resources necessary to successfully manage the Fund’s portfolio.

Review of Investment Performance. The Board and the Independent Trustees acknowledged the Fund’s recent transition to a single investment adviser model and FS Credit Income Advisor’s assumption of sole investment advisory responsibilities. The Board and the Independent Trustees considered FS Credit Income Advisor’s explanations as to the Fund’s and the Other FS Client’s historical investment performance. The Board and the Independent Trustees determined that they were satisfied with the Fund’s performance as compared to the performance of (i) relevant benchmark indices, (ii) Other FS Clients and (iii) the Comparable Companies. The Board and the Independent Trustees noted that the Fund’s Class I Share performance outperformed the benchmark indices for the annualized trailing one year, five year and since inception periods ended January 31, 2025. The Board and the Independent Trustees also noted that the Fund’s Class I Share performance outperformed the average performance of the Comparable Companies over each of the year-to-date, annualized trailing three year, annualized trailing five year and since inception periods ended January 31, 2025. The Board and the Independent Trustees also noted the historical performance of the Other FS Clients and considered FS Credit Income Advisor’s explanations regarding the differences and similarities between and among the Fund and the Other FS Clients.

Fees and Expenses; Profitability. The Board then considered FS Credit Income Advisor’s investment advisory fee rate, with and without the effect of leverage, and the expense ratio (as a percentage of average net assets) of the Fund’s Class I Shares, in each case based on actual amounts and projected amounts. The Board also considered such investment advisory fee and expense ratio information compared to the Other FS Clients and the Comparable Companies. The Board acknowledged FS Credit Income Advisor’s willingness to (1) permanently reduce the contractual management fee rate that the Fund pays to FS Credit Income Advisor as of December 1, 2024 and (2) contractually agree to waive management fees to which it is entitled for the period from December 1, 2024 to December 31, 2025. The Board acknowledged the expense limitation agreement between the Fund and FS Credit Income Advisor. The Board also acknowledged FS Credit Income Advisor’s financial strength, the perpetual nature of the expense limitation and continued efforts to develop and allocate resources necessary to continue to successfully manage the Fund. The Independent Trustees considered that the Fund’s projected investment advisory fees as a percentage of net assets are below the Other FS Clients and the average of the Comparable Companies, and the Fund’s projected net expense ratio for Class I shares was below the Other FS Clients and the average for the Comparable Companies.

The Board then reviewed the profitability information provided by FS Credit Income Advisor and the methodology for determining profitability. The Board noted that, based on the profitability information provided by FS Credit Income Advisor, FS Credit Income Advisor is not expected to experience a profit from managing the Fund for the year ended December 31, 2025.

The Board determined that, based on the information reviewed, FS Credit Income Advisor’s management fees and profitability were reasonable in relation to the services rendered to the Fund by FS Credit Income Advisor.

Economies of Scale. The Board discussed whether economies of scale may be realized as the Fund grows and whether the Fund’s fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board considered that the advisory fee was meant to provide reasonable compensation once the Fund reaches scale. The Board also noted FS Credit Income Advisor’s commitment to monitor economies of scale on an ongoing basis.

Other Benefits. The Board considered other benefits that may accrue to FS Credit Income Advisor and its affiliates from their relationships with the Fund, including that an affiliate of FS Credit Income Advisor serves as the wholesale marketing agent for the Fund’s offering of common shares, and may receive compensation for sales, promotional and marketing services provided to the Fund in connection with the distribution of certain classes of the Fund’s shares. In addition, the Board noted that FS Credit Income Advisor may potentially benefit from its relationship with the Fund in the sense that the success of the Fund could attract other business to FS Credit Income Advisor.

Overall Conclusions. Based on all of the information considered and the conclusions reached, the Board, including a majority of the Independent Trustees, determined that the terms of the Advisory Agreement were fair and reasonable and that the approval of the continuation of the Advisory Agreement was in the best interests of the Fund. The Board, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement for an additional one-year period.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this semi-annual report on Form N-CSR.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)Not applicable to this semi-annual report on Form N-CSR.

(b)As of the date of filing of this semi-annual report on Form N-CSR, there has been no change in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the Fund’s most recently filed annual report on Form N-CSR.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Fund during the period covered by this Semi-Annual Report on Form N-CSR.

Item 15. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which the Fund’s shareholders may recommend nominees to the Fund’s Board during the period covered by this Semi-Annual Report on Form N-CSR.

Item 16. Controls and Procedures.

(a)The Fund’s principal executive officer and principal financial officer have evaluated the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing date of this semi-annual report on Form N-CSR and have concluded that the Fund’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Fund in this semi-annual report on Form N-CSR was recorded, processed, summarized and reported timely.

(b)There was no change in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this semi-annual report on Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)Not applicable to this semi-annual report on Form N-CSR.

(b)Not applicable to this semi-annual report on Form N-CSR.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)Not applicable to this semi-annual report on Form N-CSR.

(b)Not applicable to this semi-annual report on Form N-CSR.

Item 19. Exhibits.

(a)(1)Not applicable to this semi-annual report on Form N-CSR.

(a)(2)Not applicable.

(a)(3)The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(4)Not applicable.

(a)(5)Not applicable.

(b)The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(b) under the 1940 Act are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FS Credit Income Fund

By:	/s/ Michael C. Forman
Michael C. Forman
President and Chief Executive Officer
Date: June 20, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael C. Forman
Michael C. Forman
President and Chief Executive Officer
(Principal Executive Officer)
Date: June 20, 2025

By:	/s/ Edward T. Gallivan, Jr.
Edward T. Gallivan, Jr.
Chief Financial Officer
(Principal Financial Officer)
Date: June 20, 2025